                                                                   EXHIBIT 10.47
Addendum To The Lease Contract Dated 5/19 - 5/24/95


between      Fiszman-Steinriede GbR, Eschborner Landstrasse 42-50
             60489 Frankfurt am Main

and          Sequenom Instruments GmbH, Mendelssohnstrasse 15 d,
             22781 Hamburg


(S) 1

In addition to the space in building D, 5/th/ floor, right, which is leased under the above-captioned lease contract, 300 m/2/ shall be leased in the same building, on the 5/th/ floor, left.

The monthly rent for said space shall be DM 5,850.00, plus value-added tax. The monthly operating cost prepayment shall be DM 1,200.00, plus value-added tax.

The monthly rent and monthly operating cost prepayment shall be payable starting on 8/1/96.

(S) 2

The term of the addendum contract shall correspond to the above-captioned contract. Rent adjustments for this addendum shall be made on the dates agreed upon in the above-captioned lease contract--for the first time on February 1, 1998.

(S) 3

The Lessee shall submit the binding space planning and the technical details required for the expansion to the Lessor by 6/15/96. With the binding space planning, a binding time sequence shall be defined for the occupation of the lease space.

(S) 4

All other terms and conditions of the above-captioned contract shall also apply to this addendum. Additionally needed parking spaces shall be leased by means of a separate addendum.


Hamburg, May 24, 1996                      Frankfurt,

Sequenom Instruments GmbH                  FISZMAN-STEINRIEDE GbR
Mendelssohnstr. 15 D,                      Eschborner Landstr. 42-50
22761 Hamburg                              60489 Frankfurt am Main
Telephone: 040 / [illegible]
Fax: 040 / [illegible]

Lessee  [signature]                        Lessor  [signature]     [signature]

                                Addendum no. 2
                  to the lease contract dated 5/19 - 5/24/95

between        Sequenom Instruments GmbH
               Mendelssohnstrasse 15 d,
               22761 Hamburg                                - Lessee -

and            Fiszman-Steinriede GbR
               Eschborner Landstrasse 42-50
               60489 Frankfurt am Main                      - Lessor -


Preamble

A lease contract dated 5/19 - 5/24/95 and an addendum dated 5/24/96 exist between the parties.

The content of the lease contract and addendum no. 1 concerning the Mendelssohnstrasse 15, building D, 5/th/ floor, 22761 Hamburg, is known to the parties. Attachment thereof at this point is foregone.

The parties hereby agree as follows:

1. The lease area in building D, 4/th/ floor, left, at Mendelssohnstrasse 15, 22761 Hamburg-Bahrenfeld, shall be leased effective January 1, 1999.
     This shall involve the lease space totaling approx. 447 m2 which is labeled in red according to the attached floor plan.

2. The transfer of possession of the additional lease area shall be carried out in the current condition, as inspected. The lease area expansion with regard to the aforementioned lease space shall be carried out by the Lessee.

     During the period of time of the Lessee's expansion of the aforementioned additional lease space, the Lessor shall grant a rent-free period of two months; i.e., for the period from 1/1/99 through 2/28/99, the Lessee shall only be required to pay the operating cost prepayments, plus value-added tax.

     Effective 3/1/99, the lease payment shall be made in accordance with section 3, below.

3. Effective 3/1/99, the monthly rent which is payable shall be increased as follows:


     Office, 5/th/  floor, approx. 591 m/2/ @ DM 21.45      DM  12,676.95

     New effective 3/1/99:
     Office, 4/th/ floor, left, approx. 447 m/2/ @DM 16.00  DM   7,152.00
                                                            --  ---------

     Total space approx. 1,038 m/2/                         DM  19,828.95
     plus 6 parking spots @ DM 66.00                        DM     396.00
                                                            --  ---------
     Monthly rent payment/net                               DM  20,224.95

     plus operating cost prepayment
     approx. 1,038 m/2/ @ DM 5.00                           DM   5,190.00
                                                            --  ---------
     Monthly rent payment/net, incl. operating costs        DM  25,414.95

     plus statutorily valid VAT (currently 16%)             DM   4,066.39
                                                            --  ---------

     Monthly rent payment/gross                             DM  29,481.34
                                                            ==  =========

                               [illegible] rooms
                               and real property

between  Fiszman-Steinriede GbR, Eschborner Landstrasse 42-50
         60489 Frankfurt am Main,  Lessor

                                            (agent)

and      Sequenom Instruments GmbH
         Martin-Luther-King-Platz 6         (company and profession, first and last name)
         20146 Hamburg,  Lessee
                                            (address)

                              (S) 1 Lease property

1. The following shall be leased on the real property at: Mendelssohn        Strasse no. 15
                              Hamburg-Bahrenfeld,
   for the operation of a:  laboratory for medical diagnostics.

   Space:  5th floor, right, building D (GO)
           with 291.00 m2
   and appurtenant residential space:  none.

2. Garage:  -    Parking lot:  6 vehicle parking spots according to separate contract

3. The following keys shall be given to the Lessee for the lease term:
                    3 keys for the courtyard door and door to building D
   The Lessee shall bring in its own lock equipment in its lease space.

4. The following defects were detected at the time of transfer of possession
   (if a separate transfer record has been prepared, it shall apply):
                         according to transfer record

                         (S) 2 Lease term, termination

1.  The lease relationship shall begin on August 1, 1995.

     a)   The lease relationship shall run [blank] months

     or
     b)

     or
     c) The lease contract is concluded for a term of 60 months and shall run through July 31, 2000. It shall be extended by consecutive 12-month terms if it is not terminated 12 months prior to the expiration of the
          lease period, at the latest.      Provision with regard to option, see
          Appendix 1.

2. Termination must be received in writing by the third business day of the first month of the termination notice period.
3. In the event that the rooms are not available or ready for occupation in a timely manner, compensatory damage claims against the Lessor shall be barred, unless the Lessor has acted in an intentioned or grossly negligent manner.
4. No tacit extension of the lease relationship pursuant to (S) 568 BGB [German Civil Code] shall occur.

Published by Haus & Grund Hessen - Landesverband der Hessischen Haus- und Wohnung- u. Grundeigentumer e.V. [State Association of Hessian Building Apartment and Real Property Owners ], Niedenau 61-63, 60325 Frankfurt am Main, telephone: 069/7294 58 and 7294 59 - reproduction prohibited.

                                   (S) 3 Rent

The rent shall be DM [blank] (in words: DM see Appendix 1) per month.

The following operating costs (explained by the respective version of Appendix 3 concerning (S) 27 II, BVO) are not included in the foregoing rent and shall
therefore be paid separately:      Allocation key
                            For example, according to number of
                            persons, m/2/ of lease space, portions or measurement devices.

1.  Water
2.  Sewer (waste water)
3.  Lighting, electricity (to the extent not included with heating)
4.  Garbage removal
5.  Real property tax
6.  Street cleaning
7.  Chimney cleaning (to the extent not included with heating)
8.  Property and liability insurance                                  DM 4.00/m/2/ per month, plus statutory
9.  Custodian                                                         VAT, currently 15%, prepayment,
10. Garden maintenance                                                settlement annually on 6/30
11. Snow removal and spreading of sand in the event of ice
12. Passenger and freight elevator
13. Common antenna and broadband connection
14. Building cleaning
15. Cleaning and maintenance of heating and devices
16. Hot water
17. Heating
18. Maintenance costs for fire extinguishers, tank and leak security equipment
19. Sidewalk cleaning
20. Building administration

The Lessor shall be entitled to allocate administrative costs to the Lessee on a pro rata basis.

During the lease period, the Lessor may recreate the allocation key in its reasonable discretion effective at the beginning of a new calculation period. The allocation or re-determination of an allocation key must stay within the framework of the statutory provisions, particularly the heating costs regulations.

If an increased burden [...] on the part of the Lessor arises as a result of an increase or the new introduction of operating costs, the Lessee shall be obligated to pay the relevant additional sum from the time of its inception.

In the event of the value-added tax option, the Lessor shall be entitled to assess value-added tax at the respective statutory rate on the rent operating costs and administrative costs.


                              (S) 4 Change of rent

The rent shall be payable to the Lessor (or the person authorized by the Lessor to receive rent) no later than the third business day of each month free of costs and in advance Dresdner Bank AG, Frankfurt a.M., bank routing no. 500 800 00, acct. No. 908 848 00. Unless otherwise agreed, the ancillary costs shall be remitted simultaneously with the rent. The timeliness of payment shall be determined not by the date of dispatch, but rather by the date of arrival of the money.

The increase or reduction of operating costs shall entitle the Lessor to adjust the prepayments appropriately.
The prepayment per month currently totals the following:
a)   heating costs                           see (S) 3 1.b)      DM
b)   miscellaneous operating costs                               DM

If the Lessee defaults on the on the payment of rent, payments shall first be applied against claims on which expiration of the statute of limitation is threatening, then against costs, interest and other debts, unless the Lessee makes another designation.


                            (S) 6 Offset, retention

1. Offset and retention by the Lessee against rent claims and ancillary cost claims shall only be permissible with claims which are undisputed or established by final judgment.

2. Retention and offset with respect to claims arising from a different legal relationship shall be barred, unless claims are involved which are undisputed or established by final judgment. Reimbursement claims pursuant to (S) 538 BGB shall be barred, unless the Lessor has acted in an intentional or grossly negligent manner.


                             (S) 7 Central heating

The leased rooms shall be reasonably heated during business hours on business days during the heating period (October 1 through April 30), unless different business-based heating periods are necessary. Outside of the heating period, heating may only be demanded if the outside temperature falls below 12 degrees Celsius at 9:00 p.m. on three consecutive days.
Heating or substitute heating may not be demanded in the event of malfunctions, Acts of God, official directives or other impossibility of performance (such as fuel shortage), unless the impossibility is based upon the intentional or grossly negligent conduct of the Lessor. The rights of the Lessee arising from
(S) 537 BGB shall remain unaffected. The Lessee shall not be entitled to compensatory damage claims, unless the Lessor has acted in an intentional or grossly negligent manner. The Lessor shall exercise care to eliminate any malfunctions immediately.

The costs of the operation of the central heating equipment shall include the costs of consumed fuels and the delivery thereof, the costs of the operating electricity, the costs of operation, supervision and maintenance of the equipment, the regular checking of their operational readiness and operational safety, including adjustment by an expert, cleaning of the equipment, including oil tank cleaning and the operating room, including cleaning of the building following delivery of fuels, the costs of measurements in accordance with the Federal Emission Protection Act, as well as the chimney cleaning fees, to the extent that they are not allocated elsewhere, the costs of the rental or other manner of use of equipment to record consumption, and the costs of the use of equipment for consumption recording, including the costs of calculation and allocation.

The costs of delivery of long-distance heat shall include the costs of heat delivery (base price, labor price and costing price) and the costs of the operation of the appurtenant building equipment set forth above.

If a party to the lease does not make use of the heating equipment, this shall not exempt it from the obligation to share in the heating costs.

The costs of any interim reading which becomes necessary shall be borne by the lessee which it affects.

If the Lessee's rooms have their own heating equipment, the Lessee shall be obligated to operate said equipment, maintain it regularly and clean it at least once per year at its own expense. The Lessee shall also satisfy the other obligations set for in (S) 7 number 2.

The costs of the operation of the central hot water supply equipment shall include the costs of water supply, [ ... ] specially billed, and the costs of water heating according to (S) 7 number 2. The costs of water supply shall include the costs of water consumption, the basic fees and counter rental, the costs of the use of intermediate counters, the costs of the operation of the building's internal water supply equipment and a water treatment facility, including the treatment materials.

The costs of the supply of long-distance hot water shall include the cost of the supply of hot water (base cost, labor price and costing price) and the costs of the operation of the appurtenant building equipment set forth in (S) 7 number 2.


                               (S) 9 Elevator use

Elevator use may not be demanded in the event of a shutdown of the elevator in the event of power loss, necessary repairs or official directives, unless the Lessor has acted in an intentional or grossly negligent manner.


               (S) 10 Use of the lease property, transfer of use

The Lessee may only use the lease property for purposes and business sectors other than those designated in (S) 1 with the consent of the Lessor; it shall not be permitted to discontinue business operation in whole or in part. Consent should be given in writing.

The keeping of animals shall require the consent of the Lessor. Consent should be given in writing.

Without the consent of the Lessor, the Lessee shall not be entitled to sublease or otherwise transfer use to third parties. Consent should be given in writing. Consent shall only apply to the individual case; it may be revoked for good cause. [typewritten insertion] Upon the occurrence of the foregoing facts, a written agreement shall be concluded between the Lessee and Lessor which serves the interests of both parties.

As collateral in the event of a transfer of use, the Lessee hereby assigns the claims which it holds against the sub-lessee or [...], in addition to a lien in the amount of the Lessor's rent claim, to the Lessor at this time.

The Lessee shall be prohibited from selling and offering goods which another lessee already permissibly [...] in the building.
The Lessor shall not be obligated to make the building's technical common equipment available or keep it in operation outside of normal operating and business hours.

The following defects were detected at the time of the transfer of possession (if a separate transfer record was prepared, it shall apply):
                    according to transfer record.


                      (S) 11 Signs, advertising equipment

The Lessee shall have a right to attach a company sign. The Lessor shall indicate a place and determine the manner and design.

[...] and use of the external walls, including the design of the windows, shall require a separate agreement.

At the end of the lease relationship, the Lessee shall remove signs and advertising equipment and remedy the damages which arise as a result of attachment, operation and removal. However, the Lessee may leave or attach a
small sign referring to its new rooms for    3    months, at least 3 months long
                                             -
at a location to be [illegible] by the Lessor.


(S) 12 Official permits, operating danger of devices and equipment operated by the Lessee

The Lessor assumes no liability that permits for the intended operation and the equipment therefor will be granted or that permits which have been granted will continue to exist. This shall apply, in particular, to concessions. The Lessee shall satisfy and maintain all requirements for the operation of its business at its own expense. This shall apply to [illegible] advertising equipment, etc. The Lessee shall [illegible] directives of the business supervisory or other agencies at its own expense.

This shall not apply if the condition and location of the lease property is not [illegible] for the agreed upon contractual purpose.

[illegible] setup of machines, heavy objects, other equipment and devices in the lease rooms, [illegible] the Lessee shall inquire with the Lessor concerning the permissible load limit of the ceilings of the story and obtain consent. Consent should be given in writing. [illegible] for damage which [illegible] as a result of non-compliance with this provision [illegible].

The Lessee shall be responsible for all equipment and devices which it brings in or operates. If unreasonable detriment or inconvenience arises as a result of the setup or operation of equipment and devices of the Lessee, the Lessee shall be obligated to remove them or discontinue operation if it is unable to remedy the situation.

The Lessee shall be responsible for the duty to ensure the safety of traffic in the leased rooms and the access ways on the real property and the public street in front of the real property.

              (S) 13 Maintenance and repair of the lease property

The Lessee shall ensure adequate cleaning, ventilation and heating within the lease property and shall treat the rooms, as well as the equipment and devices located therein, with care and keep them free from vermin.

The Lessee shall be obligated to pay compensatory damages for damage to the leased property or the building, as well as the equipment belonging to the lease rooms or the building, to the extent that such damage is caused by the Lessee or persons belonging to its operation, as well as sub-lessees. This shall also apply to damages which are caused by visitors, suppliers and artisans, to the extent that they are agents of the Lessee. The Lessee shall be responsible for proving that no fault was present.

The Lessee shall be specifically obligated to perform the cosmetic repairs (wallpapering, painting or whitewashing the walls and ceilings, painting the floors and heating elements, including heating pipes, internal doors and windows and the interior side of external doors) in the lease rooms at its own expense at reasonable time intervals. The Lessee shall also be required to maintain and repair the following objects, to the extent that they are subject to its immediate control, particularly windows handles and doorknobs, as well as closure devices of window shutters, blinds, lighting and doorbell equipment, heat thermometers, locks, water faucets, bathroom sinks and wash basins, including the incoming and outgoing lines, ovens, stoves, gas and electrical devices and similar equipment and hot water preparation equipment, including the incoming and outgoing lines, and replace damaged window panes and display window panes, unless the Lessee proves that no fault on its part existed.

Naturalized woodwork may not be treated with paint.

The Lessee shall be obligated to perform professional maintenance, cleaning and checking of heating, ventilation and similar equipment, flow heaters, hot water treatment equipment, ovens and stoves at least once per year.

At the end of the lease relationship, the Lessee shall be obligated to remove dowel inserts and fill in holes in a proper and undetectable manner. Changes of this type to which the Lessor has not expressly consented or would not have been required to consent in the protection of its legitimate interests shall obligate the Lessee to pay compensatory damages.

The Lessee shall also perform the following work:
                          according to transfer record

If, in spite of a request, along with the imposition of a remedial deadline and threat of rejection, the Lessee fails to comply with its obligations, the Lessor may have the necessary work performed at the Lessee's expense.

If the lease relationship has ended, the Lessor shall be entitled to the performance and payment claims arising from no. [illegible], even if the successor lessee has performed the work or performs the work in the future.

The Lessee shall promptly notify the Lessor of any damage to and in the lease property. The Lessee shall be obligated to make compensation for any additional damages caused by lack of timely notice, to the extent that it intentionally concealed the defects or was grossly negligent in failing to recognize them.

The Lessor shall not be liable for damages which are suffered by the Lessee with regard to the goods and equipment objects belonging to the Lessee, regardless of the type, origin, duration and scope of the influences, unless the Lessor has caused the damages in an intentional or grossly negligent manner. Otherwise, the Lessor's liability shall be limited, in principle, to the amount and scope of the liability insurance.

           (S) 14 Changes to and in the lease property by the Lessee

Changes on and in the lease property, particularly including renovations and installations and the like, may only be undertaken with the consent of the Lessor. Consent should be given in writing. At the request of the Lessor, the Lessee shall be obligated to remove the renovations or installations in whole or in part in the event of its departure and restore the prior condition without the requirement of a reservation by the Lessor when it gives its consent.

If, at the end of the lease relationship, the Lessee wishes to remove equipment which it added to the lease property, it shall first offer it to the Lessor for purchase. In this regard, the Lessee shall communicate its price proposal and document the manufacturing costs and date of manufacture. If the Lessee wishes to purchase the equipment, it shall pay reasonable compensation to the Lessee.

Gas and electrical equipment may only be connected to the existing line network to the extent that the load intended for the lease property is not exceeded. Additional devices may only be connected with the consent of the Lessor. Consent should be given in writing. Consent may be denied if the existing line network will not withstand an additional load and the Lessee refuses to bear the costs of an appropriate modification of the network.

The Lessor may undertake improvements and structural modifications which are necessary in order to maintain or improve the economic exploitation of the property, expand the building or lease property, avert impending dangers or eliminate damage without the consent of the Lessee. This shall also apply to work and structural measures which are not necessary, but are expedient, particularly those which serve to modernize the building. The Lessee shall keep the rooms in question accessible and may not impair or delay the performance of the work; otherwise, it shall make compensation for the damages arising as a result thereof. Consideration shall be given to the operational interests of the Lessee.

Following completion, [illegible] new rent shall be due at the beginning of the month which follows the request by the Lessor.

                      (S) 16 Entry of the lease property

During normal business hours, the Lessee shall guarantee that the Lessor, agents, experts and [illegible] are able, following advance notice, to inspect the lease property for the purpose of ascertaining the structural condition or for the purpose of a new lease, sale [illegible]. In the event of danger, entry shall be [illegible] at any time of day or night.


                     (S) 17 End of the lease relationship

Separate and apart from the duty to perform cosmetic repairs, the Lessee shall return the lease property in clean condition. If the Lessee fails to comply with this obligation or fails to do so in a timely manner, the Lessor may have the lease property cleaned at the Lessee's expense.

The Lessee's duty to vacate shall extend to all objects in the lease area, to the extent that they are not [illegible] to the Lessor. If the Lessee fails to comply with this duty, the Lessor shall be entitled to remove such objects at the Lessee's expense. No duty to retain shall exist on the part of the Lessor.

If the lease relationship [ends] as a result of termination without notice by the Lessor, the Lessee shall be responsible for lost rent which accrues through the expiration of the agreed upon lease term as a result of the fact that the lease property is vacant or as a result of the fact that it is not possible to achieve the existing rent in the event of a new lease.

If it is agreed between the parties that the Lessee pay operating cost advances which are settled once per year, this provision shall remain in effect. With regard to all operating costs whose amounts are only determined once per year, these charges shall be [illegible] between the departing party and the successor Lessee and/or Lessor in such a manner that the amount of the share is based on the duration of the lease term, unless a special payment is agreed upon.

The Lessee shall deliver all keys, including those which it caused to be made, to the Lessor at the end of the Lease term.

                            (S) 18 Multiple persons

The lease parties shall be understood to be the Lessee and Lessor even if they consist of multiple persons. Multiple persons as Lessee shall be liable for all obligations arising from the lease contract as joint and severally liable debtors.

All persons acting as Lessees hereby authorize one another to submit and accept declarations which shall be effective for and against each person; this shall not apply to terminations and rent increases.


                      (S) 19 Modification of the contract

[illegible], modifications, addenda and cancellation of the contract should be agreed upon in writing. The same shall apply to [illegible], consents, waivers and settlements of all types.

The place of performance for all obligations arising from this contract shall be Hamburg.


                                (S) 21 Security

1. In order to secure compliance with its obligations arising from this contract, the Lessee shall give the Lessor a non-interest bearing security deposit in cash in the amount of DM [blank] (in words: three gross months rent).

2. The security deposit payment shall be due at the time of the signing of the contract.

3. In the event of the sale of the real property/condominium apartment/leased partial ownership, the Lessee hereby consents to the transfer of the security deposit it has made to the purchaser.

The Lessor hereby assures the Lessee that, in the event of a sale, it shall obligate the purchaser to return the security deposit, provided that there is no offset against it.


                 (S) 22 Validity of the contractual provisions

The invalidity of one or more provisions of this contract shall not affect the validity of the remaining provisions. By means of this lease contract, all earlier agreements are canceled.


                        (S) 23 Miscellaneous agreements

                                See Appendix I

[illegible], corridors and stairways shall be thoroughly cleaned at least once per week and treated with an appropriate maintenance agent. Balconies shall be cleared of snow and ice. If difficulties arise in cleaning the building and removing snow and ice, the Lessor shall be entitled to hire a third party. The costs shall be allocated according to a suitable standard within reasonable discretion.

The cleaning of objects, machines, equipment, and installations may only take place within the lease property.

The Lessee shall clean the bathroom basins and washbasin drainage channels, etc., which it exclusively uses and have obstructions of such drainage channels removed immediately at its own expense. It shall be liable for its employees and customers.

[illegible] dirt caused on the real property, the Lessee shall remedy this immediately.

The placement and laying of objects (boxes, goods and the like) outside of the lease property shall not be permitted. Motorcycles, mopeds and similar vehicles may only be housed with the consent of the Lessor in the appropriate rooms provided for them, if any, in accordance with the police regulations. The placement and parking of vehicles in the courtyard shall only be permissible with the consent of the Lessor. Consent should be given in writing.

The windows must be kept closed during storms, rain or snow. Any damage to the roof which is noticed and any penetration of the rain shall be immediately reported to the Lessor.

The building's garbage shall be broken down and emptied into the barrels which are set up. Care shall be taken to ensure that nothing is spilled on the stairways, the building entrance or the locations at which the barrels are set up; if necessary, the Lessee shall promptly provide the necessary cleaning. Ashes may only be emptied into the containers designated therefor after they have cooled.

[illegible] packaging material or similar waste which arises from commercial activity may not be emptied into general building garbage containers.

Entrances which have doors (basement, floor, shop, storage room, etc.) shall be kept closed at all times. If closure times are defined for the building door, they shall be observed.

The Lessor may make appropriate directives if maintenance of peace and order in the building requires modifications of and addenda to these building regulations.



[blank],                 May 24, 1995

Lessor                   Lessee

[signature]                             [signature]
FISZMAN-STEINRIEDE GbR
Eschborner Landstr. 42-50
60489 Frankfurt

Appendix 1
to the lease contract dated May 24, 1995 between
Fiszman-Steinriede GbR, Eschborner Landstrasse 42-50
6000 Frankfurt 90
- Lessor -
and
Sequenom Instruments GmbH, Martin-Luther-King-Platz 6,
20146 Hamburg
- Lessee -


(S) 23  Miscellaneous provisions

1.
The rent for the leased space on the 5/th/ floor, right, shall be: DM 19.50/m/2/, plus statutory VAT, currently 15%.

The rent for the vehicle parking spots shall be DM 60.00 per spot per month, plus statutory VAT, currently 15%, according to a separate parking spot contract.

The rent for both of the items stated above shall be fixed for a period of two years.

After 2 1/2 years, i.e., on February 1, 1998, the rent shall increase by 10% and shall continue to increase by an additional 10% every 2 1/2 years. The same shall apply to the option period.

The operating cost advance payments shall be made in addition to the respective applicable rent.

2.
The Lessor hereby grants the Lessee a lease extension option for an additional five years. The option must be exercised by the Lessee in writing by registered letter to the Lessor no later than 12 months prior to the expiration of the agreed upon fixed five-year lease term.

If the Lessee does not make use of its option right, the lease relationship shall be extended by consecutive twelve-month terms, unless if it is terminated twelve months before the expiration of the lease term.

3.
The floor plan drawing and measurement sheet shall constitute components of the contract and the basis of calculation of the rent.

4.
The following outfitting services shall be rendered by the Lessor in the lease space at the beginning of the contract:

- corridor partition walls in accordance with official requirements, partially in F 90 design, partially in F 30 design;
- corridor closure doors in accordance with official requirements, partially in F 30 design, partially in T 0 design, closed door leaves;

-    room partition walls F 0,
- all partition walls shall be gypsum plaster board-covered metal stand walls covered with rough fiber and painted white, doors with synthetic coated surface, punching for profile cylinders;
-    exterior walls and pillars covered with rough fiber;
- hung mineral fiber ceiling with sound-absorbing layer and visible aluminum construction with a grid of 62.5 x 125 cm;
-    integrated two-channel curtain track in the window area;
- windowsill channels for electrical supply and five power outlets per 30 m2 of lease space;
- cable for the lighting elements to be brought in by the Lessee, serial switches;
-    carpet (velours) and/or PVC, paint according to the Lessee's selection;
- two men's and women's toilets, floors tiled, walls tiled to door height, objects according to the floor plan drawing, porcelain white.

If the Lessee wishes for outfitting beyond the Lessor standard, it shall be charged to the Lessee.

No reimbursement or offset shall be made by the Lessor if the Lessee does not use portions of the standard outfitting.

For the purpose of planning the room division, the Lessor shall provide an architect at no charge, who shall also ascertain the operationally-based official requirements which will have to be satisfied by the Lessee. The plan which is to be signed by the Lessee shall be signed by the Lessee in a legally binding manner in duplicate and submitted to the Lessor by no later than May 22, 1995, in order not to endanger timely completion. In the event of later submission, the Lessee shall be personally liable for all detriment which results therefrom.

The electrical planning shall be up to the Lessee. It shall be submitted to the Lessor in duplicate by no later than May 30, 1995, if it deviates from the standard outfitting (5 power outlets per 30 m2 of lease space). In such a case, the Lessee shall give the Lessor the name of the electrical firm which it is going to hire, in order that the firm can be given the necessary information.

5.
It shall be up to the Lessee to lay telephone lines, fax lines and other lines which are necessary for the Lessee's business operation, as well as the installations and equipment. The same shall apply to three-phase current connections.

The electrical connection value shall be 60 W/m2; the ceiling load limit shall be 500 kg/m2.

6.
The Lessor shall permit the Lessee to attach an external aggregate on the roof. Said external aggregate is needed for the air conditioning room. The Lessee shall assume the costs in connection therewith, particularly the costs of the roofer, and shall guarantee that the roof will be sealed following the installation of the device in this area. At the end of the lease relationship, the Lessee shall remove said device at the Lessor's request and restore the original condition.

7.
At the time of departure, the lease space shall be professionally renovated in the same manner and using the same materials which were used by the Lessor in producing it. If the damage to the floors exceeds normal wear and tear, as a result of burn marks or other circumstances, for example, they shall be re-laid. The same shall apply to damaged tile.

The scope of the renovation work after the end of the lease relationship shall be determined by an expert or architect if no agreement can be reached between the Lessee and Lessor. The Lessee shall be responsible for the performance of the renovation, which must be performed by the end of the contract. It may be delegated to the Lessor by mutual agreement.

During the lease period, the Lessee shall bear the expense of small repairs up to DM 500.00 per individual instance.

8.
The lease space shall be inspected and accepted by the Lessor and Lessor (or its agent) following completion. A record shall be created in this regard.

9.
The Lessee has been informed by the Lessor that the expansion work in building D
(GQ) and on the grounds will not yet be completed at the time of the Lessee's occupation. The Lessee shall permit any disruptions which result therefrom.

10.
If official requirements arise as a result of the Lessee's business operation, such as requirements by the sewer office or property insurers, the Lessee shall ensure satisfaction of such requirement at its own expense.

11.
This contract was concluded through the intermediary of the firm of Grossmann & Berger GmbH, Gerhofstr. 18, 20354 Hamburg.

The commission shall be paid directly to the broker.

Frankfurt am Main, May 24, 1995      Hamburg


[signature]                          [signature]
FISZMAN-STEINRIEDE GbR
Eschborner Landstr. 42-50
60489 Frankfurt  [signature]

Appendix 2 to the lease contract between
Fiszman-Steinriede GbR,                      - Lessor -
and
Sequenom Instruments GmbH                    - Lessee -


Explanations concerning the calculation of operating costs in accordance with
(S) 3 of the lease contract:

1.   Water                             according to consumption according
                                       to water meters
2.   Sewer                             according to use cbm water

3.   Lighting, electricity for         according to m/2/ of lease space
     staircase, elevator, heating,     according to the general electricity
     parking lot , etc.                meter for  bldg. D

4.   Garbage removal                   according to consumption (barrel size)

5.   Real property tax                 according to m/2/ of lease space

6.   Street cleaning                   according to m/2/ of lease space

7.   Chimney cleaning (to the extent
     not with heating)                 according to m/2/ of lease space

8.   Property and liability insurance  according to m/2/ of lease space

9.   Custodian                         according to m/2/ of lease space

10.  Garden maintenance                according to m/2/ of lease space

11.  Snow removal and spreading
     sand in the event of ice.         according to m/2/ of lease space

12.  Maintenance of rolling gate       according to invoice

13.  Common antennae and
     broadband connection              according to m/2 of lease space
                                       (if available)

14.  Building cleaning                 according to m/2/ of lease space

15.  Cleaning and maintenance
     of heating and devices            according to m/2/ of lease space

16.  Hot water                         Consumption is recorded with item 1
                                       (water), heating by means of electrical
                                       boiler and the Lessee's electricity
                                       meter, to the extent that there is no
                                       central hot water supply

17.  Heating                           according to consumption according to
                                       measurement devices

18.  Maintenance costs for fire
     extinguishers, tank and
     leak security equipment           according to m/2/ of lease space

19.  Sidewalk cleaning                 according to m/2/ of lease space

20.  Building administration           4% of net rent

Frankfurt, May 24, 1995         Hamburg

[signature]                     [signature]
Lessor                          Lessee
FISZMAN-STEINRIEDE GbR
Eschborner Landstr. 42-50
60489 Frankfurt

                         Eschborner Landstr. 42-50, 60489 Frankfurt

CALCULATION OF USEFUL SPACE - BLOCK D (GQ) OFFICE PART 5/TH/ FL. Re.
--------------------------------------------------------------------


Bases: Measurement - structure ready for plastering, DIN 283 p. 2 story division - area: extension joint/composition floor to the right d = 25 cm fire wall. Office space from fire wall, see measurement plan entry.

Measurement and
calculation:        Kurt Nelleweg, construction engineer, Beerentaltrift 82,
                    21077 Hamburg

Appendices:         1  Measurement plan
                    2  Pages calculation of useful space

USEFUL SPACE:
------------

1.    Office space                                                (p. 1) =               255.11 m/2/
2.    Bathroom space                                              (p. 1) =                 8.60 m/2/
3.    Roof terrace                   estimate 25%                 (p. 1) =                23.17 m/2/
4.    Elevator space                 5/th/ floor - share 50%      (p. 2) =                 4.12 m/2/
5.    Stairway corridor landing      5/th/ floor - share 50%      (p. 2) =                 5.55 m/2/
6.    Entrance/elevator anteroom           share 10%              (p. 2) =                 1.82 m/2/
                                                                                 USEFUL SPACE 302.70
                                                                                          291.0 m/2/

Hamburg, 2/23/95

No.                                   m       m       m/2/       m       m/3/
              Amount carried forward

                                    BLOCK D
                                    -------


    USEFUL SPACE CALCULATION 5/TH/ FL. Re.

1x  OFFICE SPACE (16.21 + 16.18:2)     18.25  16.20   =295.65

    DEDUCTIONS
    ----------

1x  BATHROOM EQUIPMENT                 2.01  x5.59               =11.24
1x  STAIRCASE                          5.35  x5.23               =27.43

1x  COLUMNS              AXIS G        0.44  x0.45               = 0.20
1x  -           AXIS G                 0.44  x0.44               = 0.19
2x  -           AXIS I                 0.44  x0.45               = 0.40
1x  COLUMN STRIP               AXIS G  0.17  x0.57               = 0.10
1x       -      AXIS I                 0.22  x0.72               = 0.16

1x  EQUIPMENT            AXIS G        0.22  x1.18               = 0.27
                                                                 ------
                                                    /40.54        40.54
                                                    ------
                                     OFFICE SPACE 255.11m/2/
                                     -----------------------

    BATHROOM EQUIPMENT
    ------------------

1   1x                                1.16  x1.87  =2.17
2   1x                                0.88  x1.27  =1.12
3   1x                                0.87  x1.27  =1.10
4   1x                                0.87  x1.26  =1.10
5   1x                                0.87  x1.26  =1.10
6   1x                                1.17  x1.87  =2.19
        DEDUCTION                                   8.78
                                                   -----
    1x  INSTALL. SHAFT        AXIS F  0.22  x0.83  =0.18
                                                    8.60 m/2/ BATHROOM EQUIPMENT



        ROOF TERRACE
        ------------

1   1x                               15.93  x5.82  =92.71  m/2/

USEFUL SPACE ESTIMATE 25%       OF 92.71 m/2/  =92.71m/2/

VERSION DATE 2/23/95       Amount carried forward

No.                                    m      m      m/2/      m      m/3/

            Amount carried forward

                                    BLOCK D
                                    -------

     USEFUL SPACE CALCULATION 5/TH/ FL. Re.

     ELEVATOR FOYER
     --------------

1x                                         5.00   x3.38   =16.90   m/2/

          ROOF TERRACE
          ------------

1    1x                                    15.93  x5.82   =92.71  m/2/

USEFUL SPACE ESTIMATE 25 OF         16.90 m/2/=8.45 m/2/ ELEVATOR FOYER

          STAIRCASE CORRIDOR LANDING
          --------------------------

     1x                                    5.09   x2.14   =10.89
     1x                                    2.96   x0.07   = 0.21
                                                           11.10  m/2/

USEFUL SPACE ESTIMATE 50% OF 11.10 m2  =  [illegible] STAIRCASE CORRIDOR LANDING


ENTRANCE/ELEVATOR FOYER/GROUND FLOOR
------------------------------------

1x                                         2.26   x3.33   =7.53
1x                                         2.95   x3.67   =10.36
                                                           18.36 m/2/

DEDUCTION
---------

1x        COLUMN STRIP AXIS G              0.41   x0.47   =0.19 m/2/
                                                           18.17 m/2/


USEFUL SPACE ESTIMATE 10% OF 18.17 m2                     = 1.82 m/2/ GROUND
                                                          FLOOR ELEVATOR FOYER




VERSION DATE: 2/23/95          Amount carried forward

                                  [illegible]
                     for garages and vehicle parking spots

The following contract is hereby concluded
between          Fiszman-Steinriede GbR,
at               Eschborner Landstrasse 42-50, 60489 Frankfurt - as the Lessor -
and              Sequenom Instruments GmbH,
at               Martin-Luther-King-Platz 6, 20146 Hamburg - as the Lessee -:

                                     (S) 1

The following shall be leased on the real property at Hamburg-Bahrenfeld,
Mendelssohn-Strasse no. 15, garage no.    -    6 vehicle parking spot no.______.
                                      ---------
The following shall be handed out to the Lessee for the lease term:
       -        garage keys      -     gate keys                 keys.
----------------           ------------         -----------------


                                     (S) 2

The lease relationship shall begin on August 1, 1995, and shall run through July 31, 2000.

[deleted text]
[typewritten insertion] All other conditions according to the lease contract for lease space building D 5/th/ fl., right.

                                     (S) 3

The rent shall be DM 360 (in words: three hundred sixty German marks) per month.
                     ---            -------------------

In addition, operating costs shall be paid within the meaning of Appendix 3 concerning (S) 27 of the Second Calculation Regulations:

              statutory VAT, currently 15%             DM   54.00
------------------------------------------------------    ---------
                                                       DM
------------------------------------------------------    ---------
Rent shall be paid free of costs in advance to account
no.           908 848 00              bank routing no.  500 800 00
   -----------------------------------                 ------------
at   Dresdner Bank AG, Frankfurt A.M.
   ------------------------------------------------------------------
by no later than the third business day.
The timeliness of payment shall be determined not by the date of dispatch, but rather by the date of arrival of the money.

                                     (S) 4

Subleasing shall not be permitted. The Lessee shall only be entitled to park its own automobile or that of its customers and employees on the leased parking spot. The placement and parking of vehicles elsewhere on the real property shall not be permissible.

Use as a storage area, workshop or the like shall not be permitted. Contrary use shall entitle the Lessor to terminate without notice.

                                     (S) 5

The Lessee shall assume the lease property as inspected and hereby acknowledges that its condition is in conformity with the contract. The Lessee shall be obligated to maintain the lease property at its own expense and repair all equipment and facilities of the lease property which are used exclusively for the benefit or use of the Lessee, unless the Lessee proves that no fault on its part was present.
Structural modifications and renovations of the lease property shall not be permissible. At the end of the lease relationship, the lease property shall be returned in clean condition.

                                     (S) 6

This contract shall be legally and economically independent and shall be independent of any other simultaneously concluded contracts concerning other lease properties. In particular, termination shall be possible independent of the continued existence of a lease contract concerning residential space.

                                     (S) 7

The Lessor shall not be liable for damages to housed vehicle and property, unless it is guilty of gross negligence or intentional conduct. The same shall apply to theft and burglary.
The Lessee shall promptly remedy damage to walls, doors, etc., as well as damages which arise as a result of spilled fuel, oil or acids, at its own expense without proof of fault. If the floor of the leased property is damaged, replacement shall be made.
The Lessee is aware that snow and ice will not be removed and sand will not be spread. The Lessor does not assume liability for personal injury or property damage.

                                     (S) 8

Ancillary agreements and modification and addenda to this contract shall only be valid if they are agreed upon in writing.

                                     (S) 9

Miscellaneous agreements:
                             according to Appendix 1

                                    (S) 10
                             (Garage regulations)
1. The Lessee shall comply with the police provisions concerning the use of garages and vehicle parking areas. In particular, smoking and the use of fire in the parking area and all ancillary buildings is prohibited. In addition, fuel and empty fuel containers may not be stored.

2. The honking of horns, loud running of motors and loud banging of vehicle doors, hoods and trunks are prohibited. The same shall apply to the washing of vehicles and the drawing off of water on the real property. Repair work may not be performed on the real property.

3. On all parts of the real property, vehicles may only be driven at walking speed. Motor vehicles may not be parked on the real property outside of the garage and parking area.

                                       Frankfurt, May 24, 1995
(Place)                                (Date)
FISZMAN-STEINRIEDE GbR
Eschborner Landstr. 42-50
60489 Frankfurt
[signature]                [signature]
Lessor                     Lessee

4. The Lessee shall assume responsibility for the complete interior expansion of the lease area; the Lessee shall assume the costs incurred in connection therewith.
     The Lessor hereby points out that the expansion work which is to be undertaken shall be performed by professional firms and that it shall be necessary to satisfy official requirements. The Lessee must guarantee professional performance of the expansion work.

5. At the end of the lease relationship, the space leased under this addendum shall be returned to the Lessor unrenovated and swept. In this regard, the provision set forth in (S) 17 sec. 1 of the lease contracted dated 5/19 - 5/24/95 shall not be applicable to this lease space (bldg. D, 4th fl.).

6.   The lease term according to (S) 2 sec. 1c of the lease contract dated 5/19
     - 5/24/95 shall be uniformly set through 12/31/01 for both lease spaces (building D, 5th fl., right, and 4th fl., left).

     The Lessor shall grant the Lessee an extension option for an additional five years. The option must be exercised in writing by the Lessee by registered letter to the Lessor no later than six months prior to the expiration of the agreed upon fixed lease term (i.e., by 6/30/01).

     If the Lessee does not make use of its option right, the lease relationship shall be extended automatically by consecutive twelve-month terms, unless it is terminated no later than 12 months prior to the expiration of the lease term. Termination must be received by the Lessor in writing by registered mail by the 3rd business day of the first month of the termination period.

7. By way of modification of the lease contract dated 5/19 - 5/24/95, Appendix 1, (S) 23 sec. 1 par. 4, the following agreement shall apply to the change of rent:

     Effective January 1, 1999, the monthly rent shall increase by 2% per year; this shall take place for the first time on January 1, 2000.

8. Effective 1/1/99, the security deposit which is to be provided by the Lessee in accordance with (S) 21 sec. 1 of the lease contract dated 5/19 - 5/24/95 shall be increased to a total of DM 88,444.02. This sum shall bear interest at the usual interest rate for savings deposits with statutory termination period.

9. Otherwise, the provisions of the lease contract dated 5/19 - 5/24/95 and addendum no. 1 dated 5/24/96 shall apply.

10. This addendum shall become a component of the lease contract concluded by and between the parties on 5/19 - 5/24/95 and shall be attached thereto.


Frankfurt, [illegible date]          Hamburg, [illegible date]


FISZMAN-STEINRIEDE GbR               SEQUENOM GmbH
Eschborner Landstrasse 42-50         Mendelssohnstrasse 15 D,
60489 Frankfurt am Main              22761 Hamburg
                                     Telephone: 040 / 89 96 76-0
                                     Fax: 040 / 89 96 76-10

Lessee  [signature]    [signature]   Lessor  [signature]

Appendix 1          to the lease contract for vehicle parking spots
between             Fiszman-Steinriede GbR, Eschborner Landstrasse
                    42-50 60489 Frankfurt/Main                        - Lessor -
and                 Sequenom Instruments GmbH, Martin-Luther-King-Platz 6,
                    20146 Hamburg                                     - Lessee -



(S) 9  Miscellaneous agreements

If structural measures or other measures require the assignment of different parking spots during the term of the lease contract or the reduction of the number of leased parking spots, the Lessor shall have the right to assign different spots or make a reduced number of parking spots available.

The Lessee shall be obligated to ensure that its employees and visitors use only the leased spots.

In the event of illegal use of other parking spots, the Lessee shall ensure the removal of the parked vehicles and assume the costs which are incurred, including the assumption of costs incurred by third parties.

The Lessor shall not be liable if the parking places leased under this contract are illegally used by unauthorized parties.

The adjustment of rent for the parking spots shall be made on a percentage basis in the amount agreed upon for the primary lease space in the lease contract.



Frankfurt, May 24, 1995        Hamburg, 5/19/95

[signatures]                   [signature]
Lessor                         Lessee

FISZMAN-STEINRIEDE GbR
Eschborner Landstrasse 42-50
60489 Frankfurt am Main

                                   Agreement

                                    between

                              Ms. Traute Limberg
                       Barkholt 26, 22927 Grosshansdorf
                                - the Lessor -

                                      and

                                 Sequenom GmbH
                    Mendelssohnstrasse 15 d, 22761 Hamburg
                                - the Lessee -



Effective 1/1/99, the firm of Sequenom GmbH shall succeed to the lease contract dated 11/18 - 12/4/93 concluded between Ms. Traute Limberg, Lessor, and Dr. Toni Schuh, Lessee, concerning the apartment at Neumunstersche Strasse 22, 20251 Hamburg, 2nd floor, left, with all of the rights and duties listed therein. The remaining provisions of the lease contract concluded with Dr. Schuh shall remain unchanged.

Grosshansdorf, 12/15/98                 Hamburg,


[signature]                             [signature]
Traute Limberg                          Sequenom GmbH
- Lessor -                              - Lessee -

                                        SEQUENOM GmbH
                                        Mendelssohnstrasse 15 D
                                        22761 Hamburg
                                        Telephone: 040 / 89 96 76-0
                                        Fax: 040 / 89 96 76-10

Lease no. 4.00031


                 Hamburg Lease Contract for Residential Space


                         Traute Limberg   , Lessor,
------------------------------------------
represented by:          Rainer Limberg - administrator
               ------------------------------------------
residing at:             Barkholt 26, 22927 Grosshansdorf
            ---------------------------------------------
and                      Dr. Toni Schuh           5/22/63             Pharmacist
   -----------------------------------------------------------------------------
First and last name      Date of birth       Profession
and ____
First and last name      Date of birth       Profession
residing at:             Probsteier Str. 19, 22049 Hamburg, Lessee,
                         ---------------------------------
hereby conclude the following lease contract
which is brokered by     H.J. Herring Immobilien, Hamburger Str. 30
                         ------------------------------------------
                         22926 Ahrensburg, Tel. 04102/50600:


(Our Lessee and Lessor shall be understood below to be the parties to the lease, even if they consist of multiple persons. All named persons must sign the lease contract; if it is intended that all or parts of the individual provisions below not apply, they must be deleted by mutual agreement of the contracting parties. If necessary, other or supplemental agreements must be entered.)


                              (S) 1 Leased rooms

1.   The following space

in the building              Neumunstersche Str. 22, 20251 Hamburg      ,
               ---------------------------------------------------------
                       (Street, building number, district)
shall be leased for use as a residence:    2nd floor, left    ,
                                       -----------------------
                                       (Floor middle/right/left)
consisting of    3     rooms, kitchen, hallway, bath, toilet,         basement,
             ----------                                      --------
   1    floor,   -    garden.
--------      --------
Garage/parking spot is not included in the lease under this contract.

The residential space total approx. 77       m/2/.
                            -----------------

2.   The Lessee shall be entitled to use the washroom and drying room, if any,
as well as the following equipment (washing machine, for example)      There is
                                                                 --------------
a washing machine provided by the Lessor in the kitchen installation
--------------------------------------------------------------------
in accordance with the building regulations or special use regulations.

3.   The following keys shall be handed out to the Lessee:     according to
                                                          -----------------
delivery record.
---------------

4. The Lessor shall be obligated to cooperate in the procurement of keys which can be shown to be necessary. The Lessee shall bear the expense of the keys.

5.   The Lessee shall take over the apartment in its current condition.

6. The Lessee may not use the lease rooms for any purpose other than that designated in section 1 without the permission of the Lessor.

                               (S) 2 Lease term

1.   The lease relationship shall begin on   1/1/94    provided that the Lessor
                                          -------------------------------------
[illegible]  .
-------------

2.   The lease relationship shall end

either

at the end of the month for which the Lessee or Lessor announced termination in compliance with the following termination notice periods:

Termination must be effected in writing by the 3/rd/ business day of the termination notice period. The timeliness of termination shall be determined by receipt of the termination letter.

Termination shall be possible effective   December 31, 1994,   at the earliest.
                                       ------------------------

or

                   (S) 3 Extraordinary right of termination

The statutory provisions shall be applicable with regard to the extraordinary right of termination of the Lessor and Lessee.

                             (S) 4 Rent/cost rent


The Lessee shall pay the Lessor the following monthly:
as net rent excluding heating costs                                 DM  1,350.00
as reasonable prepayment for:

operating costs according to Appendix 3 concerning (S) 27 II. BV    DM    165.00

heating costs according to Appendix 3 concerning (S) 27 II. BV      DM    100.00

                                                       Total rent   DM  1,615.00

The operating costs according to Appendix 3 concerning (S) 27 II. BV are reproduced following (S) 26 of this lease contract.

                             (S) 5 Graduated rent
                    (Only for price-free residential space)
The net rent, excluding heat, which is agreed upon in (S) 4 shall be increased no earlier than after the end of one year, divided over a maximum of ten years,

starting from 11/1/95  to DM  1,400.00    starting from 11/1/00  to DM  1,660.00
             ----------      ---------                 ----------      ---------
starting from 11/1/96  to DM  1,450.00    starting from 11/1/01  to DM  1,720.00
             ----------      ---------                 ----------      ---------
starting from 11/1/97  to DM  1,500.00    starting from 11/1/02  to DM  1,780.00
             ----------      ---------                 ----------      ---------
starting from 11/1/98  to DM  1,550.00    starting from 11/1/03  to DM  1,840.00
             ----------      ---------                 ----------      ---------
starting from 11/1/99  to DM  1,600.00
             ----------      ---------

While the graduated rent is applicable, no rent increases shall be permissible, with the exception of increases of the operating costs.

              (S) 6 Change of rent, heating costs and other costs
     (par. 1, 2, 4 do not apply to publicly subsidized residential space)

1. Rent increases pursuant to (S) 2 MHG [Act Concerning the Regulation of Rent Levels]--or the regulations which take the place of this Act--shall not be precluded even in the case of lease contracts for a specific term. The Lessor may make use of the right to increase rent if the rent has been unchanged for a year.

2. If the Lessor has performed structural measures pursuant to (S) 3 MHG which permanently increase the utility value of the lease property, improve the general living conditions on a long-term basis or result in long-term savings of heating energy (modernization), and the conditions set forth in (S) 16 section 2 sentence 1 of the lease contract are satisfied, or if it has performed other structural modifications as a result of circumstances for which it is not responsible, it may demand an increase of the annual rent by 11% of the costs which are incurred for the apartment. In the case of measures which were performed for multiple apartments, the calculation of the rent increase shall be carried out in accordance with section 5.

3. The Lessor shall settle operating costs within the meaning of (S) 27 II. BV (plus allocation loss risk in the case of publicly subsidized residential space) each year in a manner which takes into account the prepayments which have been made. The Lessor shall not be obligated to prepare an interim statement in the event of change of Lessee. If operating costs increase or newly arise in connection with proper management, the Lessor shall be entitled to increase the prepayments.

In-kind services and labor on the part of the Lessor which save operating costs may be assessed at the amount which could be assessed for an equivalent service by a third-party, particularly a contractor. Value-added tax may not be assessed on the Lessor's services.

4. Increases of capital costs occurring after the conclusion of the contract which arise from a secured loan may be allocated to the Lessee on a pro rata basis by the Lessor in accordance with (S) 5 par. 1 MHG. In the event of a decrease of the interest rate for the scheduled repayment of the loan, the Lessor shall be obligated to reduce the rent accordingly.

5. The Lessee shall be obligated to bear a share of the operating and/or capital costs in the amount of [blank] % or--to the extent that the share is not defined--a share according to the relationship which the residential space of the Lessee's apartment bears to the total of the residential and useful space of all residential and commercial rooms of the economic unit. Accessory rooms, such as basements, storage rooms outside of the apartment, attics and drying rooms, shall not be considered in this regard. If the allocation standard leads to unreasonable results, the Lessor shall be obligated to reasonably allocate the operating costs in a different manner.

In the case of leased condominiums apartments, the Lessee shall bear the operating cost share which the manager statement prescribes.

The allocation of heating and hot water costs shall be carried out
a)   according to the ratio of residential/useful space,

b) in the case of the use of technical measurement equipment to record consumption, according to the settlement standard determined by the Lessor in accordance with (SS) 7 through 10 HeizkostenV [Heating Cost Regulations];

If an interim reading is taken in the case of a change of Lessee, the costs shall be divided accordingly. The vacating Lessee shall bear the costs of the interim reading. If no interim reading takes place, the total costs shall be divided on a pro rata temporis basis. The heat consumption costs may also be divided according to the seasonally adjusted table.

The division of cable use fees shall be carried out according to residential units.

6. The Lessor shall be entitled to switch the settlement period for individual operating costs and change the distribution standard in compliance with the principle of equal treatment of all Lessees; with regard to heating costs, it shall only be entitled to do so in accordance with the provisions of the Heating Cost Regulations. The Lessor shall also be entitled to install water meters for the apartment. In that case, the cost of water consumption and use of the sewer line shall be divided according to measured water consumption. At the request of the Lessor, the Lessee shall personally enter into a supply contract with the water supplier.


                (S) 7 Change of cost, rent and operating costs
               (for publicly subsidized residential space only)

1. The statutory provisions shall apply to the rent amount and the operating costs which are to be assessed in addition to the individual rent. The Lessor shall have an immediate direct payment claim for statutory and individually approved rent increases, operating cost increases and surcharges.

2.   Otherwise, (S) 6 section 3 and 5 shall apply mutatis mutandis.

3.   If the obligation to the cost rent ends, (S) 8 shall apply.


                             (S) 8 Payment of rent

1. Rent shall be due monthly in advance not later than the 3rd business day of each month. However, additional payments arising from operating cost and heating costs settlement statements shall not be due until 14 days after submission of the settlement statement.

2. The Lessee shall authorize the Lessor to collect rent, as well as additional payments arising from operating cost and heating cost settlement statements, by means of debits from the account which is to be indicated by the Lessee. This authorization may be revoked by the Lessee for good cause.

3. If the Lessor informs the Lessee that, in spite of the debit authorization, it is not collecting the rent and/or additional payments arising from operating costs and heating costs settlement statements, the Lessee shall pay them to the account indicated by the Lessor in a timely manner such that they are credited to the account by the due date.

4. In the event of payment default, the Lessor shall be entitled to assess statutory default interest and a fee of DM 3.00 for each written warning.

5. If the Lessee is in default with regard to the payment of rent, payments shall first be applied to any costs, then to interest, then to the rent security deposit and finally to the primary debt; in that regard, payments shall first be applied to the older debt.

8.   Lessor's account:

Account designation:______________________     Acct.:___________________________

Bank/savings bank:________________________     Bank routing no.:________________

Lessee's account:_________________________

Account designation:______________________     Acct.:___________________________

Bank/savings bank:________________________     Bank routing no.:________________

                          (S) 9 Rent security deposit

1. At the time of the conclusion of the lease contract, the Lessee shall pay a rent security deposit in the amount of DM [blank], but not greater than three months' rent. Ancillary costs, which shall be settled separately, shall not be considered. The Lessee shall be entitled to instead pay the rent security deposit in 3 equal partial monthly payments; the first shall be due at the beginning of the lease relationship.

2. The Lessor shall invest the rent security deposit separately from its own assets at a public savings bank or a bank at the customary interest rate for savings deposits with statutory termination period. The Lessee shall be entitled to the interest. The interest shall increase the security.

After the end of the lease relationship, the Lessor shall return the security deposit, along with interest, to the Lessee following the vacation and return of the apartment, unless claims exist or are expected against the Lessee arising from the lease relationship.

       (S) 10 Path cleaning and duty to spread sand, staircase cleaning

1. The Lessee shall assume the cleaning of public paths and the access paths to the building, unless the Lessor expressly assumes the duty to clean. The duty to clean shall extend to the elimination of leaves, garbage and other debris. Sweepings shall be removed. During the winter months, snow and ice shall be removed during normal business hours. Thawing salt may not be used. Ice formations which cannot be adequately counteracted through the spreading of sand shall be removed. No later than the occurrence of the thaw, gutters shall be kept free from snow and ice in order that the runoff water is able to flow. The Lessee shall obtain the spreading material at its own expense.

2. If the Lessee is obligated to perform cleaning, then the path cleaning, snow and ice removal and spreading of sand shall be performed according to a plan established by the Lessor.

3. In the event of temporary inability (for example, illness, absence), the Lessee shall obtain representation at its own expense.

4. The Lessee shall assume staircase cleaning and the cleaning of the rooms designated for common use in accordance with the building regulations, unless the Lessee expressly assumes the cleaning. The Lessee shall obtain the necessary cleaning material at its own expense.

5. If necessary for proper management, the Lessee shall be entitled, upon prior notice, to assume all or individual cleaning duties or delegate them to a third party and assess the costs incurred as operating costs. Subject to the same requirements, it shall be entitled to delegate the cleaning duties back to the Lessee.


                         (S) 11 Liability restriction

If a defect of the lease property results in property damage or personal injury, the Lessor shall only be liable to the Lessee and the persons named in (S) 13 sec. 2 with regard to such damage--even damages arising from tortious conduct-- in the case of intentional or grossly negligent conduct.

The liability on the part of the Lessor for the fault of its agents shall likewise be limited to their intentional or grossly negligent conduct.

The liability restriction shall also apply if the defect of the lease property which causes the damage or the original thereof already existed at the time of the conclusion of the lease contract.


                            (S) 12 Central heating

The Lessor shall be obligated to supply centrally heated apartments with heat in such a manner that the rooms which are equipped with heating elements are heated to 20 degrees C (measured in the middle of the room one meter above the floor) during the time from 6:00 a.m. to 11:00 p.m. when the windows and doors are closed.


                         (S) 13 Use of the lease rooms

1. The Lessee shall treat the leased rooms, as well as the rooms, equipment and facilities intended for common use, in a careful manner and clean them properly. It shall ensure adequate ventilation and heating of all of the rooms transferred to it. The lease rooms shall be kept free from vermin.

If there is an elevator, the Lessee shall be obligated to comply with the use and operation provisions.

2. The Lessee shall be liable for all culpable damage of the lease property and building, as well as all equipment and installations belonging to the building or the rooms, which are caused by the Lessee, the persons belonging to his household, its sub-lessees or the persons which come into contact with the lease property at the Lessee's instigation.

3. The Lessee shall be entitled to set up household machines (washing machines and dishwashers, clothes dryers, for example) in the lease rooms if, and to the extent that, the capacity of the existing installations is sufficient, and no nuisance to the building occupants or impairment of the lease property is to be expected. The Lessee shall be obligated to carefully operate and supervise household devices in operation.

                     (S) 14 Maintenance of the lease rooms

1. The Lessor shall be obligated to perform proper maintenance and repair of the lease rooms, to the extent that no deviating agreements are made below.

2. The Lessee shall be obligated to perform the necessary cosmetic repairs within the apartment during the lease period. Cosmetic repairs shall include: wallpapering and painting the walls and ceilings, maintaining and cleaning the floors, painting the interior doors, windows and exterior doors from the inside, as well as painting the heating elements and supply lines within the apartment. The work shall be performed in a professionally proper manner.

Usually, cosmetic repairs become necessary in the lease rooms at the following time intervals:
in kitchens, baths and showers        every three years
in living rooms and bedrooms, corridors, floorboards and toilets   every 5 years
in other ancillary rooms        every seven years.

Accordingly, the lease rooms shall be returned at the end of the lease relationship in the condition which would exist if the Lessee had performed the cosmetic repairs required according to section 2. Lacquered wood parts, excluding natural wood, shall be returned in the color tone which existed at the beginning of the contract; wood parts painted in color may be returned painted in white or bright color tones.

3. If, in spite of warning and the imposition of a deadline, the Lessee fails to comply with the obligations assumed above, the Lessor may, without the requirement of a rejection threat, have the necessary work performed at the Lessee's expense or demand compensatory damages in cash; in the case of cosmetic repairs, the Lessor shall not have this right until the end of the lease relationship. The Lessee shall also make compensation for any loss of rent which can be shown to have occurred and the costs of an expert opinion which is necessary to ascertain the damage. No warning or imposition of a deadline shall be required if time is of the essence or the whereabouts of the Lessee cannot be ascertained.

4. The Lessee shall bear the costs of repairs of the installation objects for electricity, water and gas, the heating and cooking equipment, as well as the window and door locks, to the extent that the costs of the individual repair do not exceed DM 150.00, and the expense incurred by the Lessee as a result during the last 12 months does not exceed DM 300.00; however, the foregoing may not exceed the maximum of 8% of the respective annual net rent.


                           (S) 15 Garden maintenance

If the Lessee is allowed to use a garden, the Lessee shall be obligated to maintain it on a consistent basis. A decorative garden shall be maintained as such. Garden maintenance shall usually include mowing the lawn twice per month during the period of April through October, hedging and pruning fruit trees and ornamental shrubs once per year and keeping flower beds and paths free of weeds. If, in spite of a written warning, the imposition of a deadline and rejection threat, the Lessee fails to comply with this obligation, the Lessor may have the necessary work performed at the Lessee's expense or demand compensatory damages in cash at the end of the lease relationship. The Lessee shall obtain the necessary devices and materials at its own expense.


                 (S) 16 Maintenance and modernization measures

1. The Lessee shall permit interference in the lease rooms which is necessary in order to maintain the lease rooms or the building.

2. The Lessee shall permit measures to improve the leased rooms or other parts of the building or save heating energy, unless the measures would constitute a hardship for the Lessee or his family, particularly in consideration of the work to be performed, the structural consequences, prior expenditures by the Lessee or the expected increase of the rent, which could not be justified even in light of the legitimate interests of the Lessor and other lessees in the building; the expected increase of the rent shall not be taken into account if the leased rooms or other portions of the building will solely be placed in a condition which is generally customary.

Two months prior to the beginning of the measure, the Lessor shall notify the Lessee in writing concerning the type, scope, beginning and anticipated duration, as well as the expected increase of the rent.

3. If the Lessee must permit measures in accordance with sections 1 and 2, he must cooperate to the extent necessary in the performance of such measures, for example, by means of removing and covering furniture, removing his installations, etc. If the Lessee violates these duties, he shall be liable to the Lessor for any additional costs which are incurred. The Lessor shall be obligated to have the work performed quickly.


        (S) 17 Structural modifications and installations by the Lessee

1. Permanent modifications to and in the lease rooms, particularly renovations and installations and the like, may only be undertaken with the consent of the Lessor. Consent may be conditioned upon the Lessee's promise to restore the prior condition in whole or in part in the event of his departure.

2. If, at the end of the lease relationship, the Lessee wishes to take installations with which he equipped the lease rooms, he must first offer them to the Lessor for purchase. If the Lessor wishes to purchase the installation, it shall, at its election, reimburse the Lessee for the manufacturing costs, minus a reasonable amount for wear and tear, or otherwise make reasonable compensation.

3. If the Lessor does not make use of its right of purchase and the Lessee takes the installation away, the Lessee shall restore the rooms to their original condition in a professional manner at its own expense. This shall also include the remediation of any decorative damages.


                                (S) 18 Antennas

1. The attachment of individual antennas by the Lessee shall only be permitted with the consent of the Lessor. The Lessor may determine the place and manner of attachment. The official regulations concerning the setup of antennas shall be observed; in the event of violation, the Lessee shall be obligated to remove the antenna.

2. If the Lessor decides to set up a common antenna for the building or connect the lease rooms to the cable television, the Lessee shall be obligated to remove the individual antenna which he has attached.


                               (S) 19 Subleasing

1. Without the consent of the Lessor, the Lessee shall not be entitled to sublease the entirety of the lease rooms or otherwise permanently transfer use to third parties.

2. If, after the conclusion of the lease contract, a legitimate interest arises for the Lessee of residential space in transferring use of a portion of the residential space to a third party, he may demand permission from the Lessor; this shall not apply if the identity of the third party constitutes good cause for denial, the residential space would be excessively occupied or it would otherwise be unreasonable to expect the Lessor to permit the transfer of use. If it is only reasonable to expect the Lessor to permit the transfer of use if it is accompanied by a reasonable increase of the rent, the Lessor may condition permission upon the Lessee's declaration that it is in agreement with such an increase.


(S) 20 Entry of the lease rooms by the Lessor--inspection for potential lessees and purchasers

1. The Lessor and/or its agent may enter the apartment to check its condition at a reasonable time of day and may enter the apartment twice per week on business days between 4:00 p.m. and 7:00 p.m., in order to show it to potential lessees following a termination or potential purchasers in the event of an intended sale. The Lessor shall communicate the times to the Lessee a reasonable period of time in advance. In cases of danger, entry of the rooms shall be permitted at any time of the day or night.

2. If the rooms remain unsupervised in the case of extended absence on the part of the Lessee, the Lessee shall make the keys to the rooms available to the Lessor or its agent; otherwise, the Lessor shall be entitled to have the rooms opened at the Lessee's expense in urgent cases.

                   (S) 21 Prohibition against keeping animals

Animals may not be kept, with the exception of small animals, such as toy fish, budgerigars or hamsters. This shall also apply to the temporary custody of animals. If the parties want something else, a separate agreement shall be required.

The Lessee shall be obligated to refrain from feeding sea gulls, doves, etc. from the real property due to the soiling of the building and nuisance to the fellow occupants.


                 (S) 22 Attachment of signs, promotional space

1. The attachment of signs, labels and other devices outside of the lease space shall require the permission of the Lessor. Permission may be revoked if detriments arise for the building, the fellow occupants or the adjoining owners.

2. The Lessee shall obtain any necessary official permits; it shall bear all of the costs, fees and taxes which are associated with the attachment or setup.

3. At the end of the lease relationship or in the event of revocation of permission, the Lessee shall restore the prior condition at its own expense at the Lessor's request.


                      (S) 23 End of the lease relationship

1. The Lessee shall return the lease rooms in accordance with (S) 14 section 2 in clean condition at the end of the lease relationship, but no later than the time of departure.

2. Outfitting removed by the Lessee shall be restored by the Lessee in usable condition.

3. The Lessee shall give all keys, including keys which the Lessee personally obtained, to the Lessor.

4. The return of the rooms shall take place by 12:00 p.m. on the business day which follows the expiration of the lease contract.


                          (S) 24 Building regulations

The Lessee shall be bound by amendments and addenda to the building regulations if the Lessor communicates them to the Lessee and they are reasonable in light of the proper administration and management of the building.

The Lessee shall be responsible for compliance with the building regulations by the persons belonging to his household, his sublessees and the persons who come into contact with the lease property at his instigation.


                            (S) 25 Multiple persons

1. Multiple persons acting as Lessor/Lessee--such as spouses--shall be liable for all obligations arising from the lease contract at joint and severally liable debtors.

2. In principle, declarations may only be submitted by or two one Lessor/Lessee if they relate to the lease relationship, but not if they are intended to result in the dissolution of the lease relationship.

                        (S) 26 Miscellaneous agreements

1. If the lease relationship ends before the occurrence of the obligation to perform cosmetic repairs, the Lessee shall be obligated to pay the pro rata costs of the cosmetic repairs to the Lessor based on a cost estimate by a professional painting company, which is to be selected by the Lessor, according to the following measure: If the most recent cosmetic repairs for the wet rooms during the lease period are more than 1 year old, the Lessee shall pay 33%; if they are older than 2 years old, it shall pay 66%. If the most recent cosmetic repairs for the other rooms during the lease period are more than one year old, the Lessee shall pay 20% of the costs to the Lessor based on said cost estimate; if they are more than two years old, it shall pay 40%; if they are older than three years, it shall pay 60%; if they are older then four years old, it shall pay 80%.

2. The Lessee shall receive an instruction for correct ventilation and heating.

3. (S) 14 par. 4 shall be supplemented to the effect that the maximum sum of DM 300.00 shall be understood to be the maximum limit per lease year. The amount shall change in succeeding years on a percentage basis according to the rent.

4. A non-interest-bearing lessee loan in the amount of DM 4,500.00 shall be paid at the time of the conclusion of the lease contract. The lessee loan shall be applied to the operating costs at DM 150.00 per year. The lessee loan shall be repaid following vacation, provided that the Lessor has no claims arising from rent, ancillary costs or cosmetic repairs or the like. A reasonable sum may be retained until the settlement of ancillary costs. A reasonable sum may also be retained in the case of return of the apartment in a manner which is not in accordance with the contract.

5. The Lessor reserves the right to obtain name signs at the Lessee's expense for mailboxes, doorbells and the residential entrance door.

6. In the event of non-contractually-compliant dissolution of the lease contract at the Lessee's request, a lump-sum DM 200.00 processing fee shall be assessed.

7. The apartment shall be leased partially furnished. Following the acquisition of the furnishing, a corresponding list shall become an appendix to the lease contract.

8. If, for any reason, individual provisions of this lease contract are or should become invalid, they shall be replaced with provisions which come as close as possible to the provision which was agreed upon. The remaining components of the contract shall remain unchanged.

9. The contract shall go into effect upon the signing and return of both of the original copies, as well as receipt of the lessee loan and the first month's rent.

10. The Lessor hereby points out that the leased apartment is a condominium apartment.

11. The apartment is in unobjectionable condition. The bathroom and kitchen shall be newly installed.

List of operating costs pursuant to Appendix 3 concerning (S) 27 II BV:

Operating costs are the following costs which are incurred on an ongoing basis by the owner (leaseholder) as a result of ownership of (holding of lease on) the real property or the intended use of the building or economic unit of the ancillary building, facilities, equipment and the real property, unless such costs are usually borne by the Lessee outside of rent:

1.   The regularly occurring public charges on the real property
     This specifically includes the real property tax, but not the mortgage profit tax.

2.   The costs of water supply
     This includes the costs of water consumption, basic fees and meter rent, the costs of the use of intermediate meters, the costs of the operation of internal water supply equipment and water treatment equipment, including the treatment materials.

3.   The costs of waste water disposal
     This includes the fees for building and real property waste water disposal, the costs of the operation of an appropriate non-public system and the costs of the operation of the waste water disposal pump.

4.   The costs of
     a) of the operation of the central heating equipment, including the exhaust gas equipment;
     this includes the costs of the consumed fuels and the delivery thereof, the costs of the operating electricity, the costs of the operation, supervision and maintenance of the equipment, the regular checking of its operational readiness and operational safety, including adjustment by an expert, the cleaning of the equipment and the operating room, the costs of measurements in accordance with the Federal Emissions Act, the costs of the rental or other use of a device for the recording of consumption and the costs of the use of the use of a device for the recording of consumption, including the costs of calculation and allocation;
     or
     b) the operation of the central fuel supply equipment;
     this includes the costs of the consumed fuels and the delivery thereof, the costs of the operating electricity and the costs of monitoring, as well as the costs of the cleaning of the equipment and the operating room;
     or
     c) the independent commercial delivery of heat, including the delivery of heat from systems within the meaning of letter a; this includes payment for the delivery of heat and the costs of the operation of the appurtenant building equipment within the meaning of letter a;
     or
     d) the cleaning and maintenance of the individual story heating;
     this includes the costs of the elimination of water deposits and combustion residues in the equipment, the costs of the regular checking of operational readiness and operational safety and the adjustment by an expert in connection therewith, as well as the costs of measurements in accordance with the Federal Emissions Act.

5.   The costs
     a) of the operation of the central hot water supply equipment;
     this includes the costs of water supply in accordance with sec. 2, to the extent that they are not already reflected therein, and the costs of water heating in accordance with section 4 letter a;
     or
     b) of the independent commercial delivery of hot water, including the delivery of hot water from equipment within the meaning of section 4 letter a;
     or
     c) of the cleaning and maintenance of the hot water equipment;
     this includes the costs of the elimination of water deposits and combustion residues in the interior of the devices and the costs of the regular checking of operational readiness and operational safety and the adjustment by an expert in connection therewith.

6.   The costs of associated heating and hot water supply equipment
     a) in the case of central heating equipment in accordance with section 4 letter a and in accordance with number 2, to the extent that they are not already reflected therein;
     or
     b) in the case of the independent commercial delivery of heat in accordance with section 4 letter c and in accordance with section 2, to the extent that they are not already reflected therein;
     or
     c) in the case of associated story heating and hot water supply equipment in accordance with section 4 letter d and in accordance with section 2, to the extent that they are not already reflected therein.

7. The costs of the operation of the mechanical passenger and freight elevator This includes the costs of the operating electricity, the costs of supervision, operation, monitoring and maintenance of the equipment, the regular checking of operational readiness and operational safety, including the adjustment by an expert and the costs of the cleaning of the equipment.

8.   The costs of street cleaning and garbage removal
     This includes the fees which are payable for public street cleaning and garbage removal or the costs of relevant non-public measures.

9.   The costs of building cleaning and vermin control
     The costs of building cleaning include the costs of the cleaning of the parts of the building commonly used by the residents, such as entrances, corridors, stairways, basements, attics, kitchens and the elevator compartment.

10.  The costs of garden maintenance
     This includes the costs of the maintenance of space which is set up as garden space, including the replacement of plants and trees, the maintenance of play areas, including the replacement of sand and the maintenance of plazas, entrances and driveways which are not used for public traffic.

11.  The costs of lighting
     This includes the costs of electricity for external lighting and the lighting of the parts of the building commonly used by the residents, such as entrances, corridors, stairways, basement, attics and washrooms.

12.  The costs of chimney cleaning
     This includes the sweeping fees in accordance with the governing fee regulations, to the extent that they are not already reflected in section 4 letter a.

13.  The costs of property damage and personal injury
     This specifically includes the costs of the insurance on the building against fire, storm and water damage, glass insurance, liability insurance for the building, the oil tank and the elevator.

14.  The costs of the custodian
     This includes the remuneration, social security contributions and cash-equivalent payments which the owner (leaseholder) grants to the custodian for his work, to the extent that his work does not relate to maintenance, repair, replacement, cosmetic repairs or building administration.

     If work is performed by the custodian, the costs of the performance of work may not be assessed pursuant to numbers 2 through 10.

15.  The costs of
     a) the operation of the common antenna equipment;
     this includes the costs of the operating electricity and the costs of the regular checking of the equipment's operational readiness, including adjustment by an expert or the use payment for antenna equipment which does not belong to the economic unit;
     or
     b) the operation of the private distribution equipment connected to the broad-band cable network;

     this includes the costs set forth in letter a, as well as the regular basic monthly fees for broad-band connections.

16.  The costs of the operation of the mechanical washing equipment
     This includes the costs of the operating electricity, the costs of the supervision, maintenance and cleaning of the mechanical washing equipment, the regular checking of its operational readiness and operational safety, as the as the costs of water supply in accordance with section 2, to the extent that they are not already reflected therein.

17.  Miscellaneous operating costs
     These are the operating costs which are not named in sections 1 through 16, namely, the operating costs for ancillary buildings, equipment and facilities.

                              Building regulations

Living together in a building community requires mutual consideration by all building occupants. For this reason, it is necessary for all building occupants to comply with the building regulations, which shall constitute a component of this lease contract.

I.   Protection against noise and general nuisance

1. In the interests of all of the lessees, absolute silence shall be observed from 1:00 p.m. until 3:00 p.m. and from 10:00 p.m. until 7:00 a.m. (and until 9:00 a.m. on Sundays and holidays). In particular, the playing of music is prohibited during these times. Television, radio and recording devices, as well as record players, must always be limited to room volume. In particular, proper consideration must be given if the windows are open. The use of such devices outdoors (balcony, loggias, garden, etc.) may not be allowed to disturb the building occupants or neighbors.

2. The nighttime peace of the other building occupants during the period from 10:00 p.m. until 6:00 a.m. shall not be disturbed by bathing and showering.

3. If bothersome noises are unavoidable in the case of work or the use of household devices, such as washing machines or dryers, etc., these activities are to be limited to business days between the hours of 7:00 a.m. to 12:00 p.m. and 3:00 p.m. to 8:00 p.m.

4. Children are to be told to refrain from playing and making noise in the staircase.

5. In the interests of the fellow occupants, grilling is not permitted on the balconies, loggias or the areas immediately adjacent to the building.

6. Flower boxes must be attached in a proper and safe manner. When watering flowers on balconies, it is necessary to ensure that water does not run down on the building wall and run onto the windows and balconies of other building occupants.

II.  Safety

1. The building door must be kept closed between 8:00 p.m. and 6:00 a.m. Each occupant and his/her visitors who enter or leave the building between 8:00 p.m. and 6:00 a.m. are responsible for this.

2. The building and courtyard entrances, staircases and corridors must be kept from of bicycles, children's toy cars and other objects of any kind, in order that they satisfy their purpose as emergency exits.

3. Small motorcycles, mopeds, motor rollers and similar vehicles may only be housed in the lease rooms--even temporarily--with the consent of the Lessor.

4. In order to avoid the danger of fire, easily flammable objects and liquids may not be stored in the basement or attics. Larger objects, such as furniture items and suitcases, must be placed in such a manner that the rooms remain clearly arranged and accessible.

5. It is not permissible for the Lessee or his agent to enter the roof. Professional attachment of external antennas shall require the prior consent of the Lessor.

III. Cleaning

1. The building and property are to be kept clean. Dirt and debris must be promptly removed by the building occupant who is responsible.

2. If the cleaning of the staircase is not taken on by the Lessor, the occupants of the ground floor must clean the ground floor corridor, building door, building stairs and entrance to the building; the occupants of the other stories must ensure the cleaning of the space in front of their apartments and the staircase leading to the next story below. The occupants of the higher story are also obligated to ensure that the attic staircase and the area at the front of the attic. Multiple parties living on the same story must perform the cleaning on an alternating basis. Cleaning shall also include the cleaning of the grounds and the washing of the windows and doors.

3. Garbage and waste may only be placed into the garbage containers intended therefor. Bulky garbage must be broken down. Hot ashes may not be emptied into the garbage containers. It is necessary to ensure that no garbage or debris is dropped in the building, on the access paths or in the sand area of the garbage containers.

4. The washroom and drying room shall be available for use according to the scheduling by the Lessor. The washroom and all equipment shall be thoroughly cleaned after the completion of washing.

     Laundry may only been dried in places which are not visible from the street. The drying of laundry in the apartment must be avoided to the greatest extent possible.

5. Building and kitchen waste, paper rolls, cat litter, etc. may not be thrown into the toilets and/or drains.

6. The apartment must also be adequately ventilated even during the cold season. In this regard, cooling is to be avoided. The apartment may not be ventilated toward the staircase.

7. Balconies, loggias, roof gardens and covered free seats must be kept free of snow and ice.

[illegible], 12/4/93                    Hamburg, 11/18/93

[signature]                             [signature]

                                                                   Exhibit 10.47

zwischen  Fiszman-Steinriede GbR, Eschborner LandstraBe 42 - 50
          60489 Frankfurt am Main

und       Sequenom Instruments GmbH, Mendelssohnstra8e 15 d,
          22781 Hamburg
--------------------------------------------------------------------------------
(S) 1

Zusatzlich zu der mit o.g. Mietvertrag angemieteten F1ache im 4. ObergeschoB rechts des Gebaudes D wird im gleichen Gebaude das 4. ObergeschoB links mit 300 m/2/ angemietet.

Der monatliche Mietzins fur diese F1ache betragt DM 5.850,00 zuzuglich Mehrwertsteuer. Die monatliche Betriebskostenvorauszahlung betragt DM 1.200,-- zuzuglich Mehrwertsteuer.

Der monatliche Mietzins und die monatliche Betriebskostenvorauszahlung sind ab
1.8.1996 zu zahlen.

(S) 2

Die Laufzeit dieses Nachtragsvertrages entspricht dem o.g. Mietvertrag. Mietzinsanpassungen erfolgen fur diesen Nachtrag zu den im o.g. Mietvertrag vereinbarten Terminen, erstmals zum 1. Februar 1998.

(S) 3

Die verbindliche Raumplanung und die zum Ausbau benotigten technischen Details sind dem Vermieter vom Mieter bis zum 15.6.1996 einzureichen. Mit der verbindlichen Raumplanung wird ein Zeitablauf fur den Bezug der Mietflache festgelegt.

(S) 4

Samtliche anderen Konditionen und Bedingungen des o.g. Mietvertrages gelten auch fur diesen Nachtrag. Zusazlich benotigte Parkplatze werden mit einem gesonderten Nachtrag angemietet.

Hamburg, den                 Frankfurt, den
Sequenom Instruments GmbH    FISZMAN-STEINRIEDE GbR
Mendelssohnstr. 15 D         Eschborner Landstr. 42 - 50
22761 Hamburg                60489 Frankfurt
Tel. 040 / 89 96 76-0
Fax. 040 / 89 96 76-10
Mieter                       Vermieter
     /s/ illegible                 /s/ illegible

                                Nachtrag Nr. 2
                     zum Mietvertrag vom 19.05./24.05.1995


zwischen    Sequenom Instruments GmbH
            Mendelssohnstrae 15d
            22761 Hamburg                          - Mieter -

und         Fiszman - Steinriede GbR
            Eschborner Landstrae 42 - 50
            60489 Frankfurt am Main                - Vermieter -


Praambel

zwischen den Parteien besteht ein Mietvertrag vom 19.05./24.05.1995 sowie der Nachtrag Nr. 1 vom 24.05.1996.

Der lnhalt des Mietvertrages und des Nachtrages Nr. 1 uber das Objekt Mendelssohnstrae 15, Gebaude D, 4. Obergescho, in 22761 Hamburg, ist den Parteien bekannt. Auf die Beifugung wird an dieser Stelle verzichtet.


Die Parteien vereinbaren folgendes:

1. Mit Wirkung zum 01. Januar 1999 wird der Mietbereich im Gebaude D, 3. Obergeschor links in der Mendelssohnstrae 15 in 22761 Hamburg - Bahrenfeld angemietet. Es handelt sich dabei um die gema8 beigefugtem Grundriplan rot gekennzeichnete Mietflache mit einer Gesamtflache von ca. 447m2.

2. Die Ubergabe des zusatzlichen Mietbereiches erfolgt im derzeitigen, wie besichtigten, Zustand. Der Mietbereichsausbau fur die o.g. Mietflache erfolgt durch den Mieter. Wahrend des Zeitraumes des mietereigenen Ausbaus der o.g. zusatzlichen Mietflache gewahrt der Vermieter eine mietfreie Zeit von zwei Monaten; d.h. fur den Zeitraum ab 01.01.1999 bis zum 28.02.1999 sind vom Mieter lediglich die Betriebskostenvorauszahlungen zuzuglich Mehrwertsteuer zu zahlen.
     Mit Wirkung zum 01.03.1999 erfolgt die Mietzahlung gema8 nachfolgender Ziffer 3.

3. Mit Wirkung zum 01.03.1999 erhoht sich der monatlich zu zahlende Mietzins wie folgt:

     Buro 4.OG ca. 591m/2/ (less than) DM 21,45     DM  12.676,95

     neu ab 01.03.1999:
     Buro 3.OG links ca. 447m/2/ a DM 16,00         DM   7.152,00
                                                    -------------

     Gesamtflache ca. 1.038m/2/                     DM  19.828,95
     zzgl. 6 Pkw-Stellplatze (less than) DM 66,00   DM     396,00
                                                    -------------

     monatliche Mietzahlung / netto                 DM  20.224,95

     zzgl. Betriebskostenvorauszahlung
     ca. 1.038m/2/ (less than) DM 5,00              DM   5.190,00
                                                    -------------

     monatliche Mietzahlung / netto inkl. BK        DM  25.414,95

     zzgl. gesetzlich gultiger MwSt. (z.Zt. 16%)    DM   4.066,39
                                                    -------------

     monatliche Mietzahlung / brutto                DM  29.481,34
                                                    =============
                                       3
                                und Grundstucke

----------------------------------------------------------------------------------------------
zwischen           Fiszman-Steinriede GbR
----------------------------------------------------------------------------------------------
                   Eschborner Landstra8e 42 - 50
----------------------------------------------------------------------------------------------
in                 60489 Frankfurt am Main                               Vermieter
----------------------------------------------------------------------------------------------
                                     (Bevollmachtigter)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
und                Sequenom Instruments GmbH
----------------------------------------------------------------------------------------------
                          (Firma oder Beruf. Vor- und Zuname)
----------------------------------------------------------------------------------------------
                   Martin-Luther-King-Platz 6
----------------------------------------------------------------------------------------------
                   20146 Hamburg                                         Mieter
----------------------------------------------------------------------------------------------
                                           (Anschrift)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                         (S) 1 Mietsache
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
1.  Vermietet werden auf dem Grundstuck        Mendelssohn-              -Strae Nr. 15
----------------------------------------------------------------------------------------------
                                      Hamburg-Bahrenfeld
----------------------------------------------------------------------------------------------
zum Betrieb /eines Labors fur medizinische Diagnostik
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
folgende  xxxxx Flache:       4.      Obergescho rechts, Haus D (GQ)
----------------------------------------------------------------------------------------------
                  mit 291.00 qm
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
sowie dazugehorende Wohnaume          keine
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
2.  Garage:  Einstellplatz:  6 Pkw-Abstellplatze gem.separatem Vertrag
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
3.  Dem Mieter werden vom Vermieter fur die Mietzeit folgende Schlussel ausgehandigt:
----------------------------------------------------------------------------------------------
                            3 Schlussel fur Hoftor und Haustur Geb.D
----------------------------------------------------------------------------------------------
Der Mieter bringt in seiner Mietflache eine eigene Schlieanlage ein.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
4.  Folgende Mangel wurden bei der Ubergabe festgestellt (soweit ein besonderes
    Ubergabeprotokoll angefertigt wurde. gilt dieses):
----------------------------------------------------------------------------------------------
                                      gema8 Ubergabe-Protokoll
----------------------------------------------------------------------------------------------

                           (S) 2 Mietzeit, Kundigung

1. Das Mietverhaltnis beginnt am 1. August        1995
   a)  Das Mietverhaltnis lauft auf unbestimmte Monaten zum.
  oder
   b)  Das Mietverhaltnis lauft am 19 ab.
  oder

   c) Der Mietvertrag wird auf die Dauer von 60 Monaten geschlossen und lauft bis zum 31.Juli 2000. Er verlangert sich jeweils um 12 Monate falls er nicht spatestens 12 Monate vor Ablauf der Mietzeit gekundigt wird. Regelung bezuglich Option siehe Anlage 1
2. Die Kundigung mu schriftlich bis zum dritten Werktage des ersten Monats der Kundigungsfrist zugegangen sein.
3. Bei nicht rechtzeitigem Freiwerden oder nicht rechtzeitiger Bezugsfertigkeit der Raume sind Schadensersatzanspruche gegen den Vermieter ausgeschlossen, es sei denn, der Vermieter hat vorsatzlich oder grob fahrlassig gehandelt.
4. Eine stillschweigende Verlangerung des Mietverhaltnisses gema8 (S) 568 BGB tritt nicht ein.

                                (S) 3 Mietzins

Der Mietzins betragt monatlich __________ DM (in Worten  siehe Anlage 1 DM)

Folgende Betriebskosten (erlautert durch Anlage 3 zu (S) 27 II. BVO in der jeweiligen Fassung) sind in dem obigen
Mietzins nicht enthalten und deshalb gesondert zu zahlen: Verteilungsschlussel z B {nach Personenzahl, qm vermieteter Flache, Bruchteilen oder MeBgeraten

1.  Wasser
------------------------------------------------------------------------------------------------------------------
2.  Kanal (Entwasserung)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
3.  Beleuchtung, Strom (soweit nicht bei Heizung)
------------------------------------------------------------------------------------------------------------------
4.  Mullabfuhr
------------------------------------------------------------------------------------------------------------------
5.  Grundsteuer
------------------------------------------------------------------------------------------------------------------
6.  Stra8enreinigung
------------------------------------------------------------------------------------------------------------------
7.  Schornsteinfeger (soweit nicht bei Heizung)
------------------------------------------------------------------------------------------------------------------
8.  Sach- und Haftpflichtversicherungen                  DM 4,--/qm und Monat zuzuglich gesetzl.
------------------------------------------------------------------------------------------------------------------
9.  Hauswart                                             MWSt, derzeit 15 % Vorauszahlung,
------------------------------------------------------------------------------------------------------------------
10.  Gartenpflege                                        Abrechnung jahrlich per 30.6.
------------------------------------------------------------------------------------------------------------------
1.   Schneebeseitigung und Streuen bei Glatteis
------------------------------------------------------------------------------------------------------------------
2.   Personen- und Lastenaufzug
------------------------------------------------------------------------------------------------------------------
3.   Gemeinschaftsantenne bzw. Breitbandanschlu8
------------------------------------------------------------------------------------------------------------------
4.   Hausreinigung
------------------------------------------------------------------------------------------------------------------
5.   Reinigung und Wartung von Heizung und Geraten
------------------------------------------------------------------------------------------------------------------
6.   Warmwasser
------------------------------------------------------------------------------------------------------------------
7.   Heizung
------------------------------------------------------------------------------------------------------------------
8.   Wartungskosten fur Feuerloscher, Tank- und
     Lecksicherungsanlagen
------------------------------------------------------------------------------------------------------------------
9.   Burgersteigreinigung
------------------------------------------------------------------------------------------------------------------
10.  Hausverwaltung
------------------------------------------------------------------------------------------------------------------


Der Vermieter ist berechtigt, Verwaltungskosten anteilig auf den Mieter umzulegen.

Der Vermieter kann wahrend der Mietzeit zu Anfang eines neuen
Berechnungszeitraumes den Verteilungsschlussel nach billigem Ermessen neu bilden. Die Verteilung bzw. Neubestimmung eines Verteilungsschlussels mu sich im Rahmen der gesetzlichen Bestimmungen, insbesondere der Heizkostenverordnung, halten.

___t durch Erhohung oder Neueinfuhrung von Betriebskosten eine Mehrbelastung des Vermieters ein, ist der Mieterverpflichtet, den entsprechenden Mehrbetrag vom Zeitpunkt der Entstehung an zu zahlen.

___Falle der Umsatzsteueroption ist der Vermieter berechtigt, auf Mietzins, Betriebskosten und Verwaltungskosten-satzsteuer in jeweiliger gesetzlicher Hohe zu erheben.

                         (S) 4 Anderung des Mietzinses

Der Mietzins ist spatestens am dritten Werktage eines jeden Monats an den Vermieter oder an die von ihm zur Entgegennahme jeweils ermachtigte Person oder Stelle Dresdner Bank AG, Frankfurt a.M., BLZ 500 800 00, Konto Nr. 908 848 00 kostenfrei im voraus zu zahlen. Die Nebenkosten sind, soweit nichts anderes vereinbart ist, zugleich mit dem Mietzins zu entrichten. Fur die Rechtzeitigkeit der Zahlung kommt es nicht auf die Absendung, sondern auf die Ankunft des Geldes an.

Die Erhohung oder Senkung von Betriebskosten berechtigt den Vermieter, die Vorauszahlungen entsprechend anzupassen.

Die Vorauszahlung betragt monatlich z. Zt. fur

a)  Heizungskosten  siehe (S) 3 1 . b)             DM
b)  sonstige Betriebskosten                        DM

2. Befindet sich der Mieter mit der Zahlung des Mietzinses im Ruckstand, so sind Zahlungen zunacht auf Anspruche deren Verjahrung droht, dann auf Kosten, Zinsen und ubrige Schulden anzurechnen, es sei denn, der Mieter trifft eine andere Bestimmung


                      (S) 6 Aufrechnung, Zuruckbehaltung

Eine Aufrechnung und Zuruckbehaltung des Mieters gegenuber Forderungen auf Mietzins und Nebenkosten ist nur mit unbestrittenen oder rechtskraftig festgestellten Forderungen zulassig.

Zuruckbehaltung und Aufrechnung wegen Anspruchen aus einem anderen Schuldverhaltnis sind ausgeschlossen, es sei denn, es handele sich um unbestrittene oder rechtskraftig festgestellte Forderungen. Ersatzanspruche nach (S) 538 BGB sind ausgeschlossen, es sei denn, der Vermieter hat vorsatzlich oder grob fahrlassig gehandelt.


                              (S) 7 Sammelheizung

Die vermieteten Raume sind an Werktagen wahrend der Heizperiode (1. Oktober bis
30. April) in der Betriebszeit angemessen zu beheizen, soweit nicht betriebsbedingte andere Heizzeiten notwendig sind.
AuBerhalb der Heizperiode kann Beheizung nur verlangt werden, wenn die AuBentemperatur an drei aufeinanderfolgenden Tagen um 21.00 Uhr unter 12 Grad Celsius sinkt.
Beheizung bzw. Ersatzbeheizung kann nicht verlangt werden bei Storungen, hoherer Gewalt, behordlichen Anordnungen oder bei sonstiger Unmoglichkeit der Leistung (z.B. Brennstoffknappheit), es sei denn, die Unmoglichkeit beruht auf Vorsatz oder grober Fahrlassigkeit des Vermieters. Die Rechte des Mieters aus
(S) 537 BGB bleiben unberuhrt. Dem Mieter stehen Schadensersatzanspruche nicht zu, es sei denn, der Vermieter hat vorsatzlich oder grob fahrlassig gehandelt. Der Vermieter hat fur alsbaldige Beseitigung etwaiger Storungen Sorge zu tragen

Zu den Kosten des Betriebs der zentralen Heizungsanlage gehoren die Kosten der verbrauchten Brennstoffe und ihrer Lieferung, die Kosten des Betriebsstromes, die Kosten der Bedienung,

Uberwachung und Pflege der Anlage, der regelmaBigen
Prufung ihrer Betriebsbereitschaft und Betriebssicherheit einschlieBlich der Einstellung durch einen Fachmann, der Reinigung der Anlage einschlieBlich der Oltankreinigung und des Betriebsraumes einschlieBlich der Reinigung des Hauses nach Anlieferung von Brennstoffen, die Kosten der Messungen nach dem Bundesimmissionsschutzgesetz sowie die Schornsteinfegergebuhren, soweit diese nicht anderweitig umgelegt werden, und die Kosten der Anmietung oder anderer Arten der Gebrauchsuberlassung einer Ausstattung zur Verbrauchserfassung sowie die Kosten der Verwendung einer Ausstattung zur Verbrauchserfassung einschlieBlich der Kosten der Berechnung und Aufteilung.

Zu den Kosten der Lieferung von Fernwarme gehoren die Kosten der Warmelieferung (Grund-, Arbeits- und Verrechnungspreis) und die Kosten des Betriebs der zugehorigen Hausanlagen wie oben.

Macht eine Mietpartei von der Heizungsanlage keinen Gebrauch, so befreit dies nicht von der Verpflichtung zur Beteiligung an den Heizungskosten.

Die Kosten einer notwendig werdenden Zwischenablesung tragt der Mieter, den sie betrifft.

Besteht fur die Raume des Mieters eine eigene Heizungsanlage, so ist er verpflichtet, dieses auf seine Koston zu betreiben, laufend zu warten und mindestens einmal jahrlich zu reinigen. Er hat auch die sonstigen in (S) 7 Ziffer 2 angefuhrten Verpflichtungen zu erfullen.

Kosten des Betriebs der zentralen Warmwasserversorgungsanlage gehoren die kosten der Wasserversorgung so- besonders abgerechnet werden, und die Kosten der Wassererwarmung entsprechend (S) 7 Ziffer 2. Zu den Kosten Wasserversorgung gehoren die Kosten des Wasserverbrauchs, die Grundgebuhren und die Zahlermieten, die Kosten der Verwendung von Zwischenzahlern, die Kosten des Betriebs einer hauseigenen Wasserversorgungsanlage und einer Wasseraufbereitungsanlage einschlieBlich der Aufbereitungsstoffe.

Kosten der Lieferung von Fernwarmwasser gehoren die Kosten fur Lieferung des Warmwassers (Grund-, Arbeits- Verrechnungspreis) und die Kosten des Betriebs der zugehorigen Hausanlage entsprechend (S) 7 Ziffer 2.


                           (S) 9 Fahrstuhlbenutzung

Fahrstuhlbenutzung kann nicht verlangt werden bei Stillegung des Aufzuges bei Stromausfall, notwendigen Reparaturen, behordlichen Anordnungen, es sei denn, der Vermieter hat vorsatzlich oder grob fahrlassig gehandelt.

                                                          *dienende.schriftliche
                                                                   Vereinbarung.

             (S) 10 Benutzung der Mietsache, Gebrauchsuberlassung

Der Mieter darf die Mietsache zu anderen als den in (S) 1 bestimmten Zwecken und Geschaftszweigen nur mit Einwilligung des Vermieters benutzen; er darf den Geschaftsbetrieb nicht ganz oder teilweise einstellen. Die Einwilligung soll schriftlicherfolgen.

Das halten von Tieren bedarf der Einwilligung des Vermieters. Die Einwilligung soll schriftlich erfolgen.

Der Mieter ist ohne Einwilligung des Vermieters weder zu einer Untervermietung noch zu einer sonstigen Gebrauchsgung an Dritte berechtigt. Die Einwilligung soll schriftlich erfolgen. Die Einwilligung gilt nur fur den Einzelfall, sie kann aus wichtigem-Grund widerrufen werden. Beim Eintritt vorstehender Tatbestande, erfolgt zwischen Mieter und Vermieter eine den beiderseitigen Interessen*

Der Mieter tritt dem Vermieter schon jetzt fur den Fall der Gebrauchsuberlassung die ihm gegen den Untermieter oder zustehenden Forderungen nebst Pfandrecht in Hohe der Mietforderung des Vermieters zur Sicherheit ab.

Dem Mieter ist das Verkaufen und Anbieten von Erzeugnissen, die ein anderer Mieter zulassigerweise bereits im Hause ___ntersagt.

____ der ublichen Betriebs- und Geschaftszeiten ist der Vermieter nicht verpflichtet, die haustechnischen Gemeinschaftseinrichtungen zur Verfugung zu stellen bzw. in Betrieb zu halten.

de Mangel wurden bei der Ubergabe festgestellt (soweit ein besonderes Ubergabeprotokoll angefertigt wurde, gilt

                            gemaB Ubergabeprotokoll


                        (S) 11 Schilder, Reklameanlagen

eter hat Anspruch auf Anbringung eines Firmenschildes. Der Vermieter weist einen Platz an und bestimmt die Art der ausfuhrung.

nietung und Benutzung der AuBenwande einschl. der Gestaltung der Fenster bedarf einer gesonderten Vereinbarung endigung des Mietverhaltnisses hat der Mieter Schilder und Reklameanlagen zu entfernen und die durch die gung-den Betrieb und die Entfernung entstehenden Schaden zu beseitigen. Jedoch kann der Mieter ein kleines schied mit dem Hinweis auf seine neuen Raume fur 3 Monate, mindestens 3 Monate lang, an einer vom Vermieter zu menden Stelle belassen bzw. anbringen.

2 Behordliche Genehmigungen, Betriebsgefahr vom Mieter betriebener Anlagen und Einrichtungen

- mieter ubernimmt keine Haftung dafur, daB Genehmigungen fur den vorgesehenen Betrieb und seine Anlagen werden bzw. erteilte Genehmigungen fortbestehen. Das gilt insbesondere fur Konzessionen. Der Mieter hat auf Kosten sAmtliche Voraussetzungen fur den Betrieb seines Gewerbes zu schaffen und aufrechtzuerhalten. Dies gilt fur Reklameanlagen usw. Auflagen der Gewerbeaufsicht oder anderer Stellen hat der Mieter auf eigene Kosten zu-

- 1 gilt jedoch nicht, wenn die Beschaffenheit und Lage der Mietsache zum vereinbarten Vertragszweck nicht ist-

Das Aufstellen von Maschinen, schweren GegenstAnden, anderen Anlagen und Einrichtungen in den MietrAumen. Der Mieter- uber die zulassige
Belastungsgrenze der Stockwerksdecken beim Vermieter zu erkundigen und des-sen Zustimmung einzuholen. Die Einwilligung soll schriftlich erfolgen. Fur Schaden, die durch Nichtbeachtun diser Be--

- fur das Gebaude, Erschutterungen, Risse usw., sokann der Vermieter die erteilte Erlaubrus Wiederrufen. Fur alle vom Mieter eingebrachten oder betriebenen Anlagen und Einrichtungen haftet der Mieter. Sollten sich durch die Aufstellung oder den Betrieb von Anlagen und Einrichtungen des Mieters unzumutbare Nachteile oder Unzutraglichkeiten ergeben, so ist der Mieter verpflichtet, soweit er nicht Abhilfe schaffen kann, diese zu entfernen bzw. ihren Betrieb einzustellen.

Dem Mieter obliegt die Verkehrssicherungspflicht in den ermieteten Raumen und den Zugangen auf dem Grundstuck und der offentlichen StraBe vor dem Grundstuck.

            (S) 13 lnstandhaltung und lnstandsetzung der Mietsache

Der Mieter hat in der Mietsache fur ausreichende Reinigung, Luftung und Heizung zu sorgen und die Raume sowie die darin befindlichen Anlagen und Einrichtungen pfleglich zu behandeln und von Ungeziefer freizuhalten.

Fur die Beschadigung der Mietsache und des Gebaudes, sowie der zu den Mietraumen oder zu dem Gebaude gehorigen Anlagen ist der Mieter ersatzpflichtig, soweit sie von ihm oder den zu seinem Betrieb gehorenden Personen sowie Untermietern verursacht worden sind. Dies gilt auch fur Schaden, die von Besuchern, Lieferanten und Handwerkern verursacht worden sind, soweit sie
Erfullungsgehilfen des Mieters sind. Dem Mieter obliegt der Beweis, daB ein Verschulden nicht vorgelegen hat.

Der Mieter ist insbesondere verpflichtet, auf seine Kosten die Schonheitsreparaturen (das Tapezieren, Anstrechen oder Kalken der Wande und Decken, das Streichen der FuBboden und Heizkorper einschl. Heizrohre, der Innenturen sowie der Fenster und AuBenturen von innen) in den Mietraumen in angemessenen Zeitraumen auszufuhren. Der Mieter hat weiterhin die nachstehenden Gegenstande, soweit sie seiner unmittelbaren Einwirkung unterliegen, insbesondere Fenster-und Turverschlusse sowie VerschluBvorrichtungen von Fensterladen, Rolladen, Licht- und Klingelanlagen, Warmemesser, Schlosser, Wasserhahne, Klosettspuler, Wasch- und AbfluBbecken einschl. der Zu- und Ableitungen, Ofen, Herde, Gas-und Elektrogerate und ahnliche Einrichtungen und Warmwasserbereitungsanlagen einschl. der Zu- und Ableitungen zu diesen instandzuhalten und instandzusetzen sowie beschadigte Glasscheiben, auch Schaufensterscheiben, zu ersetzen, es sei denn, er beweist, daB ein Verschulden des Mieters nicht vorgelegen hat.

Naturlasiertes Holzwerk darf nicht mit Farbe behandelt werden.

Der Mieter ist verpflichtet, die fachgemaBe Wartung, Reinigung und Uberprufung von Heizungs-, Luftungs- und ahnlichen Anlagen, Durchlauferhitzern, Warmwasserbereitungsanlagen, Ofen und Herden mindestens jahrlich durchzufuhren. Bei Beendigung des Mietverhaltnisses ist der Mieter verpflichtet, Dubeleinsatze zu entfernen, Locher ordnungsgemaB und unkenntlich zu verschlieBen. Veranderungen dieser Art, denen der Vermieter nicht ausdrucklich zugestimmt hat oder bei Wahrung seiner berechtigten Interessen nicht hatte zustimmen mussen, verpflichten den Mieter zum Schadensersatz.

Er hat weiterhin folgende Arbeiten auszufuhren.

                            gemaB Ubergabeprotokoll

Kommt der Mieter seinen Verpflichtungen trotz Aufforderrung mit Fristsetzung und Ablehungsandrohung nicht nach, so kann der Vermieter erforderliche Arbeiten auf Kosten des Mieters vornehmen lassen.

Ist das Mietverhaltnis beendet, so stehen dem Vermieter die Erfullungs- und Ersatzanspruche aus den Ziff. 1-4 auch dann, zu, wenn ein Nachmieter die Arbeiten durchgefuhrt hat oder durchfuhren wird.

Jeden in und an der Mietsache entstehenden Schaden hat der Mieter unverzuglich dem Vermieter anzuzeigen. Fur einen durch nicht rechtzeitige Anzeige verursachten weiteren Schaden ist der Mieter ersatzpflichtig, soweit er den Mangel vorsatzlich verschwiegen oder grob fahrlassig nicht erkannt hat.

Der Vermieter haftet nicht fur Schaden, die dem Mieter an den ihm gehorenden Waren und Einrichtungsgenstanden entstehen, gleichgultig welcher Art, Herkunft, Dauer und welchen Umfanges die Einwirkungen sind, es sei denn, daB der Vermieter den Schaden vorsatzlich oder grob fahrlassig herbeigefuhrt hat. Im ubrigen ist die Haftung des Vermieters grundsatzlich auf die Hohe und den Umfang der Haftpflichtversicherung begrenzt.

         (S) 14 Veranderungen an und in der Mietsache durch den Mieter

Veranderungen an und in der Mietsache, insbesodere Um- und Einbauten, Installation und dergl., durfen nur mit Einwilligung des Vermieters vorgenommen werden. Die Einwilligung soll schriftlich erfolgen. Auf Verlangen des Vermieters ist der Mieter verpflichtet, die Um- oder Einbauten ganz oder teilweise im Falle seines Auszuges zu entfernen und den fruheren Zustand wieder herzustellen, ohne daB es eines Vorbehalts des Vermieters bei der Einwilligung bedarf.

Will der Mieter Einrichtungen, mit denen er die Mietsache versehen hat, bei Beendigung des Mietverhaltnisses wegenenmen, hat er sie zunachst dem Vermieter zu Ubernahme anzubieten. Dabei hat der Mieter seine Preisvorstellung mitzuteilen sowie die Herstellungskosten und den Herstellungszeitpunkt nachzuweisen. Wenn der Vermieter die Enrichtungen ubernehmen will, hat er dem Mieter einen angemessenen Ausgleich zu leisten.

Gas- und Elektrogerate durfen nur in dem Umfang an das vorhandene Leitungsnetz angeschlossen werden, als die fur die Mietsache vorgesehene Belastung nicht uberschritten wird. Weitere Gerate durfen nur mit Einwilligung des Vermieters angeschlossen werden. Die Einwilligung soll schriftlich erfolgen. Die Einwilligung kann versagt werden, wenn das vorhandene Leitungsnetz eine zusatzliche Belastung nicht aushalt und der Mieter es ablehnt, die Kosten fur eine entsprechende Anderung des Netzes zu tragen.

Der Mieter darf Ausbesserungen und bauliche Veranderungen, die zur Erhaltung oder zur besseren wirtschaftlichen _______ des Anwesens oder zum Ausbau des Gebaudes oder der Mietsache oder zur Abwendung drohender Gefah-ren oder zur Beseitigung von Schaden notwendig werden, auch ohne Zustimmung des Mieters vornehmen. Das gilt auch fur Arbeiten und bauliche MaBnahmen, die zwar nicht notwendig, aber zweckmaBig sind, insbesondere der Moderniesie-des Gebaudes dienen. Der Mieter hat die in Betracht kommenden Raume zuganglich zu halten und darf die Ausfuhrung Arbeiten nicht hindern oder verzogern; andernfalls hat er die dadurch entstehenden Schaden zu ersetzen Auf die betrieblichen Belange des Mieters ist Rucksicht zu nehmen.

Die neue Miete wird nach Fertigsstellung mit Beginn des auf die Aufforderung des Vermieters folgenden Monats fallig.

                         (S) 16 Betreten der Mietsache

Der Mieter hat wahrend der ublichen Geschaftszeit zu gewahrleisten, daB Vermieter, Baufftragte, Sachverstandige und ___ die Mietsache zum Zwecke der Feststellung des baulichen Zustandes, der Neuvermietung, des Verkaufs, nach Voranmeldung - besichtigen konnen. In Fallen von Gefahr ist das Betreten zu jeder Tages- und Nachtzeit zu vermeiden.

                   (S) 17  Beendigung des Mietverhaltnisses

___ hat die Mietsache unabhangig von der Pflicht zur Durchfuhrung der Schonheitsreparaturen in sauberem zustand und zuruckzugeben. Kommt der Mieter dieser Verpflichtung nicht oder nicht rechtzeitig nach, so kann der Vermieter die Mietsache auf dessen Kosten reinigen lassen.

Die Raumungspflicht des Mieters erstreckt sich auf alle Gegenstande im Mietbereich, soweit sie nicht dem Vermieter ____. Kommt der Mieter dieser Pflicht nicht nach, so ist der Vermieter berechtigt, diese Gegenstande auf Kosten des Mieters entfernen zu lassen. Eine Aufbewahrungspflicht fur den Vermieter besteht nicht.

Ended das Mietverhaltnis durch fristlose Kundigung des Vermieters, so haftet der Mieter bis zum Ablauf der vereinbarten zeit fur den Mietausfall, der durch das Leerstehen der Mietsache oder dadurch entsteht, daB im Fall der Neuvermietung-nicht der bisherige Mietzins erzielt werden kann.

Zurschen den Parteien vereinbart, daB die Mieter Betriebskostenvorschusse bezahlen, die einmal im Jahr abgerechnet werden, so verbleibt es bei dieser Regelung. Dabei gilt bezuglich aller Betriebskosten, deren Hohe nur einmal im Jahr festgestellt wird, daB diese Abgaben dergestalt zwischen dem Ausziehenden und dem Nachfolgemieter bzw. Vermieter werden, daB die Hohe des Anteiles sich nach der Dauer der Mietzeit richtet, soweit nicht eine Sonderablosung vereinbartist.

Der Mieter hat samtliche Schlussel, auch die, die er sich hat anfertigen lassen, nach Beendigung der Mietzeit an den Vermieter abzuliefern.

                           (S) 18  Personenmehrheit

Mieter und Vermieter werden die Mietparteien auch dann verstanden, wenn sie aus mehreren Personen bestehen, und diese Personen als Mieter haften fur alle Verpflichtungen aus dem Mietvertrag als Gesamtschuldner.

___ Personen als Mieter bevollmachtigen sich hiermit gegenseitig zur Abgabe und Annahme von Erklarungen mit __ fur und gegen jede Person; dies gilt nicht fur Kundigungen und Mieterhohungen.

                         (S) 19 Anderung des Vertrages

___ Anderungen, Erganzungen und Aufhebung des Vertrages sollen schriftlich vereinbart werden. Das gleiche ____ Zustimmungen, Verzichte und Vergleiche aller Art.

Erfullungsort fur alle sich aus diesem Vertrag ergebenden Verpflichtungen ist Hamburg.

                          (S) 21  Sicherheitsleistung

1. Der Mieter gibt dem Vermieter fur die Einhaltung der ihm aus diesem Vertrag obliegenden Verbindlichkeiten eine zinslose Sicherheit in Geld in Hohe von _____________ DM (in Worten: drei Brutto-Monatsmieten DM).
                                 ------------------------

2. Die Sicherheitsleistung ist fallig bei Vertragsunterzeichnung.

3. Fur den Fall der VerauBerung des Grundestucks/der Eigentumswohnung/des vermieteten Teileigentums willigt der Mieter darin ein, daB die von ihm erbrachte Sicherheitsleistung auf den Erwerber ubertragen wird.

1. Der Vermieter sichert dem Mieter zu, im VerauBerungsfalle den Erwerber zur Ruchkgewahr der Sicherheit zu verpflichten, soweit gegen diese nicht aufgerechnet ist.



                 (S) 22  Wirksamkeit der Vertragsbestimmungen

Durch Ungultigkeit einer oder mehrerer Bestimmungen dieses Vertrages wird die Gultigkeit der ubrigen nicht beruhrt.

Durch diesen Mietvertrag werden fruhere Vereinbarungen aufgehoben.

                        (S) 23  Sonstige Vereinbarungen

                                 siehe Anlage 1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Garagenplatze, Gange und Treppen sind mindestens einmal wochentlich grundlich zu reinigen und mit einem entsprechenden Pflegemittel zu behandeln. Balkone sind von Schnee und Eis zu befreien. Trehten bei der Hausreinigung bzw. bei der Schnee- und Eisbeseitigung Schwierigkeiten auf, so ist der Vermieter berechtigt, einen Dritten zu beauftragen. Die Kosten werden nach einem geeigneten MaBstab umgelegt, der billigem Ermessen entspricht.

Das Reinigen von GegenstBnden, Maschinen, Anlagen und Einrichtungen darf nur innerhalb der Mietsache geschehen.

Der Mieter hat die von ihm ausschlieBlich benutzten Klosett-, Waschbeckenabflusse usw. auf seine Kosten zu reinigen und Verstopfungen solcher Abflusse sofort beseitigen zu lassen. Er haftet fur seine Angestellten und Kunden.

Wird auf dem Grundstuck Schmutz verursacht, so hat der Mieter diesen sofort zu beseitigen.

Das Abstellen und Lagern von Gegenstanden (Kisten, Waren und dergl.) auBerhalb der Mietsache ist nicht gestattet. Kraftrader, Mopeds und anhliche Fahrzeuge durfen nur mit Einverstandnis des Vermieters in den von diesem bestimmten __d den polizeilichen Vorschriften entsprechenden Raumen, soweit vorhanden, untergebracht werden. Das Aufstellen __ Parken von Fahrzeugen im Hof ist nur mit Einwilligung des Vermieters gestattet. Die Einwilligung soll schriftlich erfolgen.

Die Fenster mussen bei Sturm, Regen oder Schnee geschlossen gehalten werden. Jeder bemerkte Schaden am Dache oder etwaiges Eindringen des Regens ist dem Vermieter sofort anzuzeigen.

Der Hausmull ist zerkleinert in die aufgestellten Tonnen zu leeren. Es ist dafur Sorge zu tragen, daB nichts auf den Treppen, dem Hauseingang und an dem Platz, an welchem die Tonnen aufgestellt sind, verschuttet wird; gegebenenfalls hat der Mieter unverzuglich fur die erforderliche Reinigung zu sorgen. Asche darf nur abgekuhlt in die dazu bestimmten Behalter geschuttet werden.

Aus gewerblicher Tatigkeit anfallendes Verpackungsmaterial oder ahnliche Abfalle darf nicht in die allgemeinen HausmullgefaBe geleert werden.

Die mit Turen versehenen Zugange (Keller, Boden, Laden, Lager usw.) sind jederzeit geschlossen zu halten. Sind SchlieBungszeiten fur die Haustur festgelegt, so sind diese einzuhalten.

Sollte die Aufrechterhaltung der Ruhe und Ordnung im Hause Abanderungen und Erganzungen dieser Hausordnung erforderlich machen, darf der Vermieter die entsprechenden Anordnungen treffen.

____________________, den 24.Mai 1995


Vermieter:                               Mieter:



FISZMAN-STEINRIEDE GbR
Eschborner Landstr. 42 -5-0
60489 Frankfurt

         /s/ illegible                         /s/ illegible
------------------------------        ----------------------------
(Bevollmachtigter)

Anlage 1
__ Mietvertrag vom       24 Mai 1996
                  -------------------------------
Zwischen
Fiszman-Steinriede GbR, Eschborner LandstraBe 42-50,
600 Frankfurt 90                                     -Vermieter-
und
Sequenom Instruments GmbH, Martin-Luther-King-Platz 6,
20146 Hamburg                                        -Mieter-

-------------------------------------------------------------------------------

(S) 23 Sonstig Vereinbarungen

1.
Der Mietzins fur die angemietete Flache im 4.ObergeschoB rechts betragt DM 19,50/qm zzgl. gesetzl. MWSt, derzeit 15%.

Der Mietzins fur die Pkw-Abstellplatze betragt DM 60,-- pro Platz und Monat zzgl. gesetzl. MWSt, derzeit 15 %, lt. separatem Parkplatz-Mietvertrag.

Der Mietzins fur die beiden vorstehend genannten Positionen wird fur die Dauer von zwei Jahren festgeschrieben.

Nach 2 1/2 Jahren, d.h. am 1. Februar 1998 erhoht sich der Mietzins um 10% und so fort alle 2 1/2 Jahre um weitere 10%. Das Gleiche gilt fur den Optionszeitraum.

Zuzuglich zu dem jeweils gultigen Mietzins ist die Betriebskostenvorauszahlung zu leisten.

2 .
Der Vermieter raumt dem Mieter eine Mietverlangerungsoption fur weitere funf Jahre ein. Die Option ist vom Mieter schriftlich per Einschreiben spatestens 12 Monate vor Ablauf der fest vereinbarten funfjahrigen Mietlaufzeit gegenuber dem Vermieter auszuuben.

Macht der Mieter von seinem Optionsrecht keinen Gebrauch, verlangert sich das Mietverhaltnis jeweils um zwolf Monate, falls es nicht zwolf Monate vor Ablauf der Mietzeit gekundigt wird.

3.
GrundriBzeichnung und AufmaBblatt der Mietflache werden Vertragsbestandteil und Grundlage der Mietzinsberechnung.

4.
Vermieterseits werden in der Mietflache bei Vertragsbeginn folgende Ausstattungsleistungen erbracht:

- Flurtrennwande gemaB behordlicher Auflagen, teilweise in F 90, teilweise in F 30-Ausfuhrung,
- FlurabschluBturen gemaB behordlicher Auflagen, teilweise in T 30, teilweise in T 0-Ausfuhrung, geschlossene Turblatter,
-  Raumtrennwande F 0,
   samtliche Trennwande sind gipskartonbeplankte Metallstanderwande mit Rauhfaser tapeziert und weiB gestrichen, Turen mit kunststoffbeschichteter Oberflache, Lochung fur Profilzylinder,
-  AuBenwande und Pfeiler mit Rauhfaser tapeziert,
- Abgehangte Mineralfaserdecke mit Schallschluckauflage und sichtbarer Alukonstruktion im Raster 62, 5 x 125 cm,
-  Integrierte zweilaufige Gardinenschiene im Fensterbereich,
- Fensterbankkanale fur Elektroversorgung und funf Steckdosen pro 30 qm Mietflache,
-  Kabel fur die vom Mieter einzubringenden Beleuchtungskorper, Serienschalter,
-  Teppichboden (Velours) und/oder PVC, Farbe nach Wahl des Mieters
- Je zwei getrennte Damen- und Herrentoiletten, FuBboden gefliest, Wande turhoch gefliest, Objekte gemaB GrundriBzeichnung, Porzellan weiB.

Wunscht der Mieter Ausstattungen uber den Vermieterstandard hinaus, geht dies zu seinen Lasten.
Nimmt der Mieter Teile der Standardausstattung nicht in Anspruch, erfolgt keine Vergutung oder Verrechnung seitens des Vermieters.

Fur die Planung der Raumaufteilung stellt der Vermieter kostenfrei einen Architekten zur Verfugung, der auch die betriebsbedingten vom Mieter zu erfullenden behordlichen Auflagen feststellt. Der vom Mieter zu unterzeichnende Plan ist dem Vermieter bis spatestens 22. Mai 1995 vom Mieter rechtsverbindlich unterschrieben zweifach einzureichen, um die fristgerechte Fertigstellung nicht zu gefahrden. Bei spaterer Einreichung haftet der Mieter selbst fur alle daraus resultierenden Nachteile.
Die Elektroplanung ist Sache des Mieters.  Sie ist dem Vermieter bis spatestens
30. Mai 1995 zweifach nachzureichen, sofern sie von der Standard-Ausstattung abweicht (5 Steckdosen pro 30 qm Mietflache). Der Mieter benennt dem Vermieter fur diesen Fall die von ihm zu beauftragende Elektrofirma, damit diesem die notwendigen Informationen gegeben werden konnen.

5.
Die Verlegung von Telefon, Telefax und anderen fur den Betrieb des Mieters erforderlichen Datenleitungen sowie Einrichtungen und Anlagen ist Sache des Mieters, ebenso erforderliche Drehstromanschlusse.
Der StromanschluBwert betragt 60 W/qm, die Deckenbelastbarkeit betragt 500 kg/qm,

6.
Der Vermieter gestattet dem Mieter die Anbringung eines AuBenaggregates auf dem Dach. Dieses AuBenaggregat wird benotigt fur die Klimatisierung eines Raumes. Der Mieter ubernimmt die damit in Zusammenhang stehenden Kosten, insbesondere auch die Kosten des Dachdeckers und gewahrleistet die Dichtigkeit des Daches auch nach Einbau des Gerates in diesem Bereich. Bei Beendigung des Mietverhaltnisses entfernt der Mieter dieses Gerat auf Verlangen des Vermieters und stellt den ursprunglichen Zustand wieder her.

7.
Die Mietflache ist bei Auszug fachgerecht in der Art und Weise und mit den Materialien zu renovieren, wie sie vom Vermieter bei Herstellung verwandt worden sind. Sollten FuBboden uber eine normale Abnutzung hinaus beschadigt werden, z.B. durch Brandflecken oder andere Umstande, sind diese neu zu verlegen. Das Gleiche gilt fur beschadigte Fliesen.

Der Umfang der Renovierungsarbeiten nach Beendigung des Mietverhaltnisses wird durch einen Sachverstandigen oder Architekten festgestellt, falls zwischen Mieter und Vermieter keine Einigung erzielt werden kann. Die Ausfuhrung der Renovierung obliegt dem Mieter und hat bis Vertragsende zu erfolgen. Sie kann im wechselseitigen Einvernehmen auf den Vermieter ubertragen erden.

Wahrend der Mietdauer tragt der Mieter Kleinreparaturen bis zu DM 500,-- im Einzelfall.

8.
Die Mietflache wird nach Fertigstellung vom Mieter und Vermieter oder deren Beauftragten begangen und abgenommen. Hieruber wird ein Protokoll erstellt.

9.
Der Mieter ist vom Vermieter daruber informiert, daB die Ausbauarbeiten im Gebaude D (GQ) und im Gelande zum Zeitpunkt seines Einzuges noch nicht abgeschlossen sind. Er duldet die sich evtl. daraus ergebenden Storungen.

10.
Sollten sich durch den Betrieb des Mieters behordliche oder sonstige Auflagen, z.B. vom Sielamt oder von Sachversicherern, ergeben, veranlaBt der Mieter auf seine Kosten die Erfullung dieser Auflagen.

11.
Dieser Vertrag wurde geschlossen durch die Vermittlung der Firma Grossmann & Berger GmbH, Gerhofstr.18, 20354 Hamburg. Die Courtage ist vom Mieter direkt an den Vermittler zu zahlen.


Frankfurt a.M.,   24 Mai 1995      Hamburg, den
                  -----------                  ---------------------------

FISZMAN-STEINRIEDE GbR
Eschborne Landstr. 42-50
60489 Frankfurt

    /s/ illegible                            /s/ illegible

Anlage 2 zum Mietvertrag zwischen
Fiszman-Steinriede GbR                 -Vermieter-
und
Sequenom Instruments GmbH              -Mieter

------------------------------------------------------------------------------
Erlauterung zur Berechnung der Betriebskosten gem. (S) 3 des Mietvertrages:

1.   Wasser                                                 nach Verbrauch lt.  Wasserzahlern
2    Kanal                                                  nach Verbrauch cbm- Wasser
3.   Beleuchtung, Strom fur Treppenhaus,                    nach qm Mietflachje gem. Allgemein-
     Anfzug, Hzg., Parkplatz etc.                           Stromzahler Geb. D
4.   Mullabfuhr                                             nach Verbrauch (TonnengroBe)
5.   Grundsteuer                                            nach qm Mietflache
6.   StraBenreinigung                                       nach qm Mietflache
7.   Schornsteinfeger                                       nach qm Mietflache
8.   Sach- und Haftpflicht- versicherungen                  nach qm Mietflache
9.   Hauswart                                               nach qm Mietflache
10.  Gartenpflege                                           nach qm Mietflache
11.  Schneebeseitigung und Streuen bei                      nach qm Mietflache
     Glatteis
12.  Wartung Rolltor                                        nach Rechnungstellung
13.  Gemeinschaftsantenne bzw.                              nach qm Mietflache
     BreitbandanschluB                                      (sofern vorhanden)
14.  Hausreinigung                                          nach qm Mietflache
15.  Reinigung und Wartung von Heizung und                  nach qm Mietflache
     Geraten
16.  Warmwasser                                             Verbrauch wird mit Pos. 1 (Wasser) erfaB,
                                                            Erwarmung uber Elektroboiler und den Stromzahler
                                                            des Mieters sofern keine zentrale Ww-Versorg.
17.  Heizung                                                nach Verbrauch gem.  MeBgeraten
18.  Wartungskosten fur Feurerloscher,
     Tank-u. Lecksicherungsanlagen                          nach qm Mietflache
19.  Burgersteigreinigung                                   nach qm Mietflache
20.  Hausverwaltung                                         4% der Netto-Miete


Frankfurt, den     24 Mai 1995           Hamburg, den
              ---------------------      -----------------------------

         /s/ illegible                            /s/ illegible
-----------------------------------      -----------------------------
Vermieter                                Mieter

FISZMAN-STEINRIEDE GbR
Eschborner Landstr. 42-50
60489 Frankfurt

NUTZFLACHENERECHNUNG - Block D  (GQ)   BUROTEIL   4.  OG.  Re.
===============================================================


Grundlagen  :  Aufmass - Bauwerk putzfertig , DIN 283 Bl. 2
               Geschossteilung - Bereich: Dehnfuge/Estrich nach rechts d= 25 cm Brandwand.Buroflache ab
               Brandwand,s.Aufmassplaneintragung.

Aufmass u.
Berechnung  :  Kurt Nalleweg Bau.Ing. Beerentaltrift 82,21077 Hamburg

Anlagen     :  1 Aufmassplan
               2 Seiten Nutzflachenberechnungen

NUTZFLACHEN:
===========

 1.  Buroflachen                                                 (B1. 1)  =      255,11 m/2/
 2.  WC - Flachen                                                ("   1)  =        8,60 "
 .   Dachterrasse                              Ansatz 25%        ("   1)  =       23,17 "
 4.  Fahrstuhlvorraum                 4. OG. - Anteil 50%        ("   2)  =        4.12 "
 5.  Treppenflurpodest                4. OG. -  "     50%        ("   2)  =             "
 6.  EG. Eingang/Fahrstuhlvorraum               "     10%        ("   2)  =             "
                                                                                ----------
                                                                  NUTZFLACHEN     291,0




Hamburg, den 23.02.1995

Nr.         zahl                          Ubertrag                m         m         m/2/     m        m/3/                    m
-----------------------------------------------------------------------------------------------------------------------------------
                   BLOCK D
                   -------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   NUTZFLACHENBERECHNUNG                                  4.OG.      Re
                   ---------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            1x     BUROFLACHE (16.21 + 16.18:2)                 18.25    16.20       =295,65
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   ABZUGE
                   ------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            1x     WC-ANLAGE                                     2.01  x  5.59                                  =        11.24
-----------------------------------------------------------------------------------------------------------------------------------
            1x     TREPPENHAUS                                   5.35  x  5.23                                  =        27.48
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            1x     PFEILER            ACHSE G                    0.44  x  0.45                                  =         0.20
-----------------------------------------------------------------------------------------------------------------------------------
            1x      - " -                 " G                    0.44  x  0.44                                  =         0.19
-----------------------------------------------------------------------------------------------------------------------------------
            2x      - " -                 " I                    0.44  x  0.45                                  =         0.40
-----------------------------------------------------------------------------------------------------------------------------------
            1x      PFEILERVORLAGE        " G                    0.17  x  0.57                                  =         0.10
-----------------------------------------------------------------------------------------------------------------------------------
            1x      - " -                 " I                    0.22  x  0.72                                             = 0.16
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            1x      EINKLEIDUNG           " G                    0.22  x  1.18                                   =        0.27
                                                                                                                          ----
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    %  40,54                              40.54
                                                                                    --------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 BUROFLACHE           255,11m/2/
                                                                 ----------           ----------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                    WC-ANLAGEN
                    ----------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
1           1x                                                   1.16  x  1.87        = 2.17
-----------------------------------------------------------------------------------------------------------------------------------
2           1x                                                   0.88  x  1.27        = 1.12
-----------------------------------------------------------------------------------------------------------------------------------
3           1x                                                   0.87  x  1.27        = 1.10
-----------------------------------------------------------------------------------------------------------------------------------
4           1x                                                   0.87  x  1.26        = 1.10
-----------------------------------------------------------------------------------------------------------------------------------
5           1x                                                   0.87  x  1.26        = 2.19
-----------------------------------------------------------------------------------------------------------------------------------
6           1x                                                   1.17  x  1.87        = 8.78
-----------------------------------------------------------------------------------------------------------------------------------
                    ABZUG:
-----------------------------------------------------------------------------------------------------------------------------------
            1x      INSTAL.-SCHACHT ACHSE F                      0.22  x  0.83        = 0.18
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        8.60      m/2/         WC-ANLAGEN
-----------------------------------------------------------------------------------------------------------------------------------
                    DACHTERRASSE
                    ------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            1x                                                  15.93  x  5.82=        92.71      m/2/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                         NUTZFLACHENSATZ 25%                   VON 92. 71m/2/ = 23.17 m/2/
                         -------------------                   ---------------------------
-------------------                                            --------------------------------------------------------------------
                                    Ubertrag
-------------------                                            --------------------------------------------------------------------
                    Stand:  23.02.1995
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Ubertrag
-----------------------------------------------------------------------------------------------------------------------------------
                  Block D
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                  NUTZFLACHENBERECHNUNG                          4.OG.         Re
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                  FAHRSTUHLVORRAUM
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         1x                                           5.00   x 3.38 I          = 16.90          m/2/
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                  NUTZFLACHENANSATZ 50% von          16.90     m/2/            = 8.45 m/2/     FAHZSTUHLVORRAUM
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                  TREPPENFLURPODEST
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         1x                                           5.09   x 2.14            = 10.89
-----------------------------------------------------------------------------------------------------------------------------------
         1x                                           2.96   x 0.07            =  0.21
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               11.10 m/2/
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                  NUTZFLACHENANSATZ 50% von          11.10 m/2/                = 5.55 m/2/     TREPPENFLURPODEST
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                  EINGANG-FAHRSTUHLVORRAUM             /EG.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         1x                                           2.26   x 3.33            = 7.53
-----------------------------------------------------------------------------------------------------------------------------------
         1x                                           2.95   x 3.67             10.36
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                18.36          m/2/
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                  ABZUG
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         1x       PFEILERVORLAGE ACHSE G              0.41   x 0.47              0.19          "
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                18.17          m/2/
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                  NUTZFLACHENANSATZ 10% von          18.17     m/2/            = 1.82 m/2/     EG-FAHZSTUHLVORRAUM
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                 Ubertrag
-----------------------------------------------------------------------------------------------------------------------------------
                  Stand:  23.02.1995
-----------------------------------------------------------------------------------------------------------------------------------

                      fur Garagen und KFZ - Abstellplatze

Zwischen  Fiszman-Steinriede GbR
          ----------------------------------------------------------------------

In        Eschborner LandstraBe 42-50, 60489 Frankfurt             als Vermieter
      --------------------------------------------------------------------------

und       Sequenom Instruments GmbH
      --------------------------------------------------------------------------

In        Martin-Luther-King-Platz 6, 20146 Hamburg StraBe Nr      als Mieter
      --------------------------------------------------------------------------

wird folgender Vertrag geschlossen:

                                     (S) 1

Vermietet werden auf dem Grundstuck
in      Hamburg-Bahrenfeld, Medelssohn-         StraBe Nr.    15
  ----------------------------------------------          -----------
Garagen-Nr.    ---     6   PKW-Abstellplatz-Nr.       ----
           --------------                      ----------------------
Dem Mieter werden fur die Mietzeit ausgehandigt:
  --        Gargenschlussel,  ---    Torschlussel,         -Schlussel.
------------                ---------             ---------

                                     (S) 2

Das Mietverhaltnis beginnt mit dem     1. August 1995     und lauft bis
                                   -----------------------
zum   31. Juli 2000
    -------------------

Alle ubrigen Konditionen gem. Mietvertrag fur Mietflache Gebaude D 4.OG rechts.

                                     (S) 3

Der Mietzins betragt monatlich 360, --  DM (i.W.dreihundertsechszig---
                               ---------        ----------------------
Deutsche Mark).

AuBerdem sind monatlich zu zahlen fur Betriebskosten im Sinne der Anlage 3 zu
(S) 27 der Zweiten Berechnungsverordnung:

    gesetzl. MWst, derzeit 15 %      DM       54, --
    ---------------------------        ---------------------------
                                     DM
    ---------------------------        ---------------------------

Der Mietzins ist im voraus bis spatestens zum dritten Werktag auf das Konto

Nr.     908 848 00     BLZ     500 800 00
   -------------------     ---------------------------------------
bei der Dresdner Bank AG, Frankfurt a.M.
        ----------------------------------------------------------
kostenfrei zu zahlen.
Fur die Rechtzeitigkeit der Zahlung kommt es nicht auf die Absendung, sondern auf die Ankunft des Geldes an.

                                     (S) 4

Eine Untervermietung ist nicht gestattet. Der Mieter ist nur berechtigt, sein eigenes KFZ oder Kunden und Mitarbeiter auf dem vermieteten Einstellplatz abzustelien. Das Parken oder Abstellen des Fahrzeuges auf dem ubrigen Grundstuck ist nicht gestattet.
Eine Nutzung als Lager, Werkstaft oder dergleichen ist nicht gestattet. Eine in diesem Sinne zweckfremde Nutzung berechtigt den Vermieter zur fristlosen Kundigung.

-------------------------------------------------------------------------------
Herausgegeben vom Landesverband der Hessischen Haus-, Wohnungs- und Grundeigentumer e.V., Niedenau 61-63, 6000 Frankfurt/M. 1, Tel: 069/729458

                            - Nachdruck verboten -

Der Mieter ubernimmt die Mietsache wie besichtigt und erkennt deren Zustand als vertragsgemaB an. Der Mieter ist verpflichtet, auf seine Kosten die Mietsache instandzuhalten und alle Anlagen und Einrichtungen der Mietsache, die ausschlieBlich der Versorgung des Mieters und der Nutzung durch ihn dienen, instandzusetzen, es sei denn, er beweist, daB ein Verschulden des Mieters nicht vorgelegen hat.
Bauliche Anderungen und Umgestaltungen des Mietgegenstandes sind nicht zulassig. Bei Beendigung des Mietverhaltnisses ist der Mietgegenstand im gereinigten Zustand zuruckzugeben.

                                     (S) 6

Dieser Vertrag ist rechtlich und wirtschaftlich selbstandig und unabhangig von etwa gleichzeitig abgeschlossenen weiteren Vertragen uber andere Mietsachen, insbesondere ist eine Kundigung unabhangig von dem Weiterbestehen eines Mietvertrages uber Wohnraum moglich.

                                     (S) 7

Der Vermieter haftet nicht fur Schaden an untergestellten Fahrzeugen und eingebrachten Sachen, es sei denn, ihm fallt grobe Fahrlassigkeit oder Vorsatz zur Last. Das gleiche gilt fur Diebstahl und Einbruchsdiebstahl.
Der Mieter hat Beschadigungen an Wanden, Turen usw. sowie Schaden, die durch ausgelaufenen Kraftstoff, Ol oder Saure entstanden sind, ohne Verschuldensnachweis auf eigene Kosten unverzuglich zu beseitigen. Soweit der Boden der Mietsache beschadigt ist, hat eine Erneuerung zu erfolgen.
Dem Mieter ist bekannt, daB bei Schnee und Glatteis nicht geraumt bzw. gestreut wird. Eine Haftung fur Personen oder Sachschaden wird vom Vermieter nicht Obernommen.

                                     (S) 8

Nebenabreden, Anderungen und Erganzungen des Vertrages sind nur dann wirksam, wenn sie schriftlich vereinbart werden.

                                     (S) 9
Sonstige Vereinbarungen:

                               gemaB Anlage 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                    (S) 10
                               (Garagenordnung)

1. Der Mieter hat die polizeilichen Bestimmungen fur die Benutzung von Garagen und KFZ-Abstellplatzen zu beachten. Insbesondere ist das Rauchen sowie die Benutzung von Feuer im Einstellraum und in allen Nebengebauden verboten, ebenso durfen weder Treibstoffe noch leere Treibstoffbechalter gelagert werden.
2. Das Hupen, gerauschvolle Laufenlassen der Motoren und laute Schlagen von Fahrzeugturen, Motorhauben und Kofferraumdeckeln ist verboten. Gleiches gilt fur das Wagenwaschen und die Wasserentnahme auf dem Grundstuck. Reparaturarbeiten durfen auf dem Grundstuck nicht vorgenommen werden.
3. Auf samtlichen Teilen des Grundstucks durfen Fahrzeuge nur im Schrittempo fahren. Die Kraftfahrzeuge durfen auf dem Gelande nicht auBerhalb der Garage bzw. des Abstellplatzes abgestellt werden.


                                             den   24.Mai 1995
-----------------------------------,             -----------------------------
(Ort)                                              (Datum)

FISZMAN-STEINRIEDE GbR
Eschborne Landstr. 42-50
60489 Frankfurt

         /s/ illegible                                 /s/ illegible
-----------------------------------              -----------------------------
(Vermieter)                                      (Mieter)

4. Der Mieter ubernimmt den kompletten lnnenausbau des Mietbereiches eigenverantwortlich; die Kosten hierfur werden vom Mieter getragen.
   Der Vermieter weist daruf hin, daB die vorzunehmenden Ausbauarbeiten von Fachfirmen auszufuhren sind und die behordichen Auflagen erfullt werden mussen. Der Mieter hat eine sach- und fachgerechte Ausfuhrung der Ausbauarbeiten zu gewahrleisten.

5. Bei Beendigung des Mietverhaltnisses ist die mit diesem Nachtrag angemietete Flache unrenoviert und besenrein an den Vermieter zuruckzugeben. Insoweit ist fur diese Mietflache (Geb. D, 3.OG) die Regelung gemaB (S)17, Ziff. 1 des Mietvertrages vom 19.05./24.05.1995 nicht gultig.

6. Die Mietvertragslaufzeit gemaB Mietvertrag vom 19.05./24.05.1995 (S)2, Ziff. 1c wird fur beide Mietflachen (Haus D, 4.OG rechts und 3.OG links) einheitlich bis zum 31.12.2001 festgelegt.

   Der Vermieter raumt dem Mieter eine Verlangerungsoption fur weitere funf Jahre ein. Die Option ist vom Mieter schriftlich per Einschreiben und spatestens 6 Monate vor Ablauf der fest vereinbarten Mietlaufzeit (d.h. bis zum 30.06.2001) gegenuber dem Vermieter auszuuben.

   Macht der Mieter von seinem Optionsrecht keinen Gebrauch, verlangert sich das Mietverhaltnis automatisch jeweils um 12 Monate, falls es nicht spatestens 12 Monate vor Ablauf der Mietzeit gekundigt wird. Die Kundigung muB schriftlich per Einschreiben bis zum 3. Werktag des ersten Monats der Kundigungsfrist dem Vermieter zugegangen sein.

7. In Abanderung zum Mietvertrag vom 19.05./24.05.1995, Anlage 1, (S)23, Ziff. 1, Abs. 4 gilt fur die Anderung des Mietzinses folgende Vereinbarung:

    Ab 01. Januar 1999 erhoht sich der monatliche Mietzins jahrlich um 2%; erstmals zum 01. Januar 2000.

8. Mit Wirkung zum 01.01.1999 erhoht sich die gemaB (S)21, Ziff. 1 des Mietvertrages vom 19.05./24.05.1995 mieterseits zu stellende
    Sicherheitsleistung auf insgesamt DM 88.444,02. Dieser Betrag wird zu dem fur Spareinlagen mit gesetzlicher Kundigungsfrist ublichen Zinssatz verzinst.

9. Im ubrigen gelten die Bestimmungen des Mietvertrages vom 19.05./24.05.1995 sowie des Nachtrages Nr. 1 vom 24.05.1996.

10. Dieser Nachtrag wird Bestandteil des zwischen den Parteien am 19.05./24.05. 1995 geschlossenen Mietvertrages und ist diesem beizufugen.

Frankfurt am Main, den  illegible date       Hamburg, den    illegible date
                      ------------------                 ----------------------

FISZMAN-STEINRIEDE GbR           SEQUENOM GmbH,
Eschborner Landstr. 42-50        MendelssohnstraB 15 D
60489 Frankfurt                  Tel: 040/89 96 76-0
                                 Fax: 040/89 96 76 10
         /s/ illegible                                /s/ illegible
-----------------------------               -----------------------------------
-Vermieter-                                 -Mieter-

Anlage 1   zum Mietvertrag fur Kfz-Abstellplatze
zwischen   Fiszman-Steinriede GbR, Eschborner Landstr. 42-50
           60489 Frankfurt/Main                             -Vermieter-
und        Sequenom Instruments GmbH,  Martin-Luther-King-Platz 6,
           20146 Hamburg                                    -Mieter-

-------------------------------------------------------------------------------
(S) 9 Sonstige Vereinbarungen

Sollten bauliche oder andere MaBnahmen die Zuweisung anderer Parkplatz wahrend der Laufzeit des Mietvertrages oder die Verminderung der gemieteten Parkplatzanzahl erfordern, hat der Vermieter das Recht, andere Platze zuzuweisen bzw. eine geringere Parkplatzanzahl zur Verfugung zu stellen.

Der Mieter verpflichtet sich dafur zu sorgen, daB seine Mitarbeiter und Besucher ausschliealich die angemieteten Platze benutzen.

Bei widerrechtlicher Benutzung anderer Parkplatze sorgt der Mieter fur die Entfernung der geparkten Fahrzeuge und ubernimmt die entstehenden Kosten auch gegenuber Dritten.

Der Vermieter haftet nicht dafur, falls die mit diesem Vertrag angemieteten Parkplatze widerrechtlich von Nichtberechtigten benutzt werden.

Die Anpassung des Mietzinses fur die Parkplatze erfolgt prozentual in der Hohe, wie im Mietvertrag fur die Hauptmietflache vereinbart.

Frankfurt, den    24 Mai 1995        Hamberg, den     19.5.95
              -------------------                --------------------------

         /s/ illegible                             /s/ illegible
---------------------------------     -------------------------------------
(Vermieter)                           (Mieter)

FISZMAN-STEINRIEDE GbR                SEQUENOM GmbH,
Eschborner Landstr. 42-50             MendelssohnstraB 15 D
60489 Frankfurt                       Tel: 040/89 96 76-0
                                      Fax: 040/89 96 76 10